UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21219
Eaton Vance Municipal Bond Fund II
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
September 30
Date of Fiscal Year End
September 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Municipal Bond Funds Annual Report September 30, 2011

Municipal II (EIV) • California II (EIA) • Massachusetts (MAB) • Michigan (MIW)
New Jersey (EMJ) • New York II (NYH) • Ohio (EIO) • Pennsylvania (EIP)

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2011
Eaton Vance
Municipal Income Funds
Table of Contents

Management’s Discussion of Fund Performance	2
Performance and Fund Profile

Municipal Bond Fund II	4
California Municipal Bond Fund II	5
Massachusetts Municipal Bond Fund	6
Michigan Municipal Bond Fund	7
New Jersey Municipal Bond Fund	8
New York Municipal Bond Fund II	9
Ohio Municipal Bond Fund	10
Pennsylvania Municipal Bond Fund	11

Endnotes and Additional Disclosures	12
Financial Statements	13
Report of Independent Registered Public Accounting Firm	67
Federal Tax Information	68
Annual Meeting of Shareholders	69
Dividend Reinvestment Plan	70
Board of Trustees’ Contract Approval	72
Management and Organization	75
Important Notices	77

Eaton Vance
Municipal Bond Funds
September 30, 2011
Management’s Discussion of Fund Performance
Eaton Vance Municipal Bond Funds (the “Funds”) are closed-end funds traded on the NYSE Amex that are designed to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state-specific funds, state personal income taxes. Under normal market conditions, the Funds are required to invest at least 80% of net assets in municipal obligations rated A5 or better by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group or Fitch Ratings.
Economic and Market Conditions
The U.S. economic recovery began to sputter during the spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in the euro zone, stubbornly high unemployment and a still-weak housing market at home, and rising fiscal and political uncertainty in our nation’s capital. The economic slowdown prompted the financial markets to shift from a “risk-on” to a decidedly “risk-off” stance by the close of the 12-month period ending September 30, 2011, with risk-associated assets such as stocks and commodities selling off, while Treasury bonds and other safe-haven assets rallied.
U.S. real gross domestic product (GDP) increased to an annualized rate of 2.5% in the third calendar quarter of 2011, according to an “advance” estimate released by the U.S. Bureau of Economic Analysis, up from an annualized growth rate of 1.3% for the second quarter of 2011. Both of these measures were down from previous periods, as annualized GDP growth rates for the third and fourth quarters of 2010 came in at 2.6% and 3.1%, respectively.
In the municipal bond market, despite a glut of supply as the Build America Bond program ended and some bearish market predictions that caused the market to begin selling off in late 2010, municipal bonds began to rally early in the new year and ended solidly in positive territory for the 12 months ending September 30, 2011. The Barclays Capital Municipal Bond Index (the Muni Bond Index)1—a broad measure of the performance of municipal bonds traded in the U.S.—rose 3.88% during that one-year period. This gain in the Muni Bond Index reflected a dearth of new supply during a period of slow growth in the U.S. economy. It also demonstrated the market’s renewed interest in state and local government debt, spurred in part by the absence of widespread municipal defaults, as had been forecast in late 2010.
Municipal bonds with intermediate maturities performed best during the 12 months under review, with the Barclays Capital 7 Year Municipal Bond Index1 rising 4.65%, compared with annual returns of 4.31% and 1.28%, respectively, for the Barclays Capital Long (22+) Municipal Bond Index (the Long 22+ Index)1, the Funds’ benchmark, and the Barclays Capital 1-3 Year U.S. Government/ Credit Bond Index1.
Management Discussion
For the fiscal year ending September 30, 2011, each of the Municipal Bond Funds produced returns at net asset value (NAV) that, to a greater or lesser degree, underperformed the broad municipal bond market, as measured by the Long 22+ Index.
The Funds were hedged to various degrees using a strategy management traditionally employs to help mitigate the potential interest-rate risk associated with the Funds’ overall investment strategy. Generally speaking, the Funds’ overall strategy is to invest primarily in bonds at the longer end of the maturity spectrum in order to capture their typically higher yields and greater income payments. Management tends to hedge against the greater potential risk of volatility at the long end of the curve by using Treasury futures and interest-rate swaps to provide downside protection. For the 12-month period ending September 30, 2011, the hedging strategy was a drag on relative performance, as the ratio of municipal yields to U.S. Treasury yields of similar maturities remained relatively high. Thus, the more hedged any of the Funds was, the less well it performed.
The Funds employ leverage through the issuance of Auction Preferred Shares (APS) and for certain Funds, the use of residual interest bond (RIB) financing. The use of leverage4 has the effect of achieving additional exposure to the municipal market. Leverage has the impact of magnifying a Fund’s exposure to its underlying investments in both up and down markets. On balance during the up-and-down course of the 12-month period, the Funds’ leverage had a modestly positive impact on their relative performance versus the benchmark.
States and municipalities have seen budget difficulties over the past three fiscal years, but they also have made significant progress in addressing these budget concerns. Thus, as we look ahead, we are cautiously optimistic. However, as a slowing U.S. economy is likely to impact state tax revenues, we will continue to monitor closely the efforts of states and municipalities to address fiscal shortfalls.
See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Bond Funds
September 30, 2011
Management’s Discussion of Fund Performance (continued)
Fund-specific Results
Eaton Vance Municipal Bond Fund II recorded positive performance at NAV for the fiscal year ending September 30, 2011, but lagged behind its benchmark, the Long 22+ Index. Management restructuring resulted in losses, which detracted from performance versus the Long 22+ Index. On the upside, the Fund’s overweight to zero-coupon bonds and AA-rated5 bonds—both of which generally performed well—helped relative performance during the period.
Eaton Vance California Municipal Bond Fund II also produced a positive return at NAV for the 12-month period, but it, too, underperformed the Long 22+ Index. Performance was hurt by the Fund’s overweight to zero-coupon bonds issued by California school districts, where an oversupply of bonds and state-specific credit concerns hurt prices. Positive contributions to relative performance came from the Fund’s overexposure to the education sector, as well as from its overweight to high-quality bonds (AA-rated5 and above).
Eaton Vance Massachusetts Municipal Bond Fund had positive performance at NAV but lagged the Long 22+ Index. The Fund sold some of its holdings in the other revenue and education sectors and took losses in the process, which detracted from relative performance in the short term. On the other hand, security selection in local government general obligation bonds helped relative performance, as did the strong performance of the Fund’s AAA-rated5 holdings.
Eaton Vance Michigan Municipal Bond Fund posted a positive return at NAV but underperformed the Long 22+ Index. The primary factor in the Fund’s lagging performance was the Fund’s exposure to pre-refunded bonds compared to the Index, which performed well when the muni market sold off early in the period, but underperformed as the market rallied. On the upside, the Fund’s exposure to zero-coupon bonds helped.
Eaton Vance New Jersey Municipal Bond Fund recorded negative performance during the period, underperforming the Long 22+ Index at NAV. The Fund’s hedging strategy was a drag on its relative performance. More importantly, however, concerns about New Jersey’s financial condition made the state’s bonds less attractive to the overall market. Since the Fund is required by prospectus to hold primarily bonds exempt from federal and New Jersey income taxes, the Fund underperformed the Index.
Eaton Vance New York Municipal Bond Fund II produced positive performance at NAV but underperformed the Long 22+ Index. Security selection in hospital bonds detracted from performance versus the Long 22+ Index, as did the Fund’s restructuring of some underperforming zero-coupon bonds, which were sold at a loss. Conversely, the Fund’s overweight to high-quality education bonds and its security selection within that sector contributed to relative performance.
Eaton Vance Ohio Municipal Bond Fund had a positive return at NAV but lagged the Long 22+ Index. Security selection in the hospital and water and sewer sectors was a detractor from relative performance, and an overweight and security selection in education also detracted. Conversely, the Fund’s overweight to local government general obligation bonds helped performance versus the benchmark, as did security selection within that sector.
Eaton Vance Pennsylvania Municipal Bond Fund turned in a positive result at NAV, but underperformed the Long 22+ Index. The lagging result was due to security selection among water and sewer bonds and the Fund’s overweight to lower-quality zero-coupon bonds, which underperformed. Positive contributions to relative performance came from the Fund’s overweight in the education sector and its security selection in that space.
See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Bond Fund II
September 30, 2011
Portfolio Manager William H. Ahern, Jr., CFA
Performance2

NYSE Amex Symbol	EIV
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	2.45
Five Years	1.58
Since Inception	4.99

% Average Annual Total Returns at market price, NYSE Amex

One Year	2.60
Five Years	4.32
Since Inception	6.16

% Premium/Discount to NAV (9/30/11)	10.30

% Market Yields[3]
Market Yield	7.21
Taxable-Equivalent Market Yield	11.09

% Leverage[4]
Auction Preferred Shares (APS)	20.32
Residual Interest Bond (RIB)	25.00

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40
Lipper General & Insured Municipal Debt Funds (Leveraged) Average at NAV	4.97	4.48	5.82

Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	9.3
AA	63.4
A	16.3
BBB	9.5
D	1.5

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
California Municipal Bond Fund II
September 30, 2011
Portfolio Manager Cynthia J. Clemson
Performance2

NYSE Amex Symbol	EIA
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	1.31
Five Years	1.32
Since Inception	4.23

% Average Annual Total Returns at market price, NYSE Amex

One Year	0.06
Five Years	3.17
Since Inception	4.75

% Premium/Discount to NAV (9/30/11)	4.52

% Market Yields[3]
Market Yield	7.02
Taxable-Equivalent Market Yield	12.04

% Leverage[4]
APS	31.68
RIB	12.19

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40
Lipper California Municipal Debt Funds Average at NAV	3.96	3.43	5.09

Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	15.1
AA	58.7
A	21.8
BBB	2.9
BB	1.5

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Massachusetts Municipal Bond Fund
September 30, 2011
Portfolio Manager Craig R. Brandon, CFA
Performance2

NYSE Amex Symbol	MAB
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	3.06
Five Years	3.67
Since Inception	5.88

% Average Annual Total Returns at market price, NYSE Amex

One Year	0.64
Five Years	3.22
Since Inception	5.96

% Premium/Discount to NAV (9/30/11)	0.63

% Market Yields[3]
Market Yield	5.87
Taxable-Equivalent Market Yield	9.54

% Leverage[4]
APS	32.29
RIB	7.92

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40

Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	15.5
AA	45.1
A	30.6
BBB	2.4
Not Rated	6.4

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Michigan Municipal Bond Fund
September 30, 2011
Portfolio Manager William H. Ahern, Jr., CFA
Performance2

NYSE Amex Symbol	MIW
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	3.25
Five Years	4.08
Since Inception	5.80

% Average Annual Total Returns at market price, NYSE Amex

One Year	0.85
Five Years	5.18
Since Inception	5.43

% Premium/Discount to NAV (9/30/11)	-3.06

% Market Yields[3]
Market Yield	6.53
Taxable-Equivalent Market Yield	10.50

% Leverage[4]
APS	38.56

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40
Lipper Michigan Municipal Debt Funds Average at NAV	4.92	4.55	5.56

Fund Profile

Credit Quality (% of total investments)5

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
New Jersey Municipal Bond Fund
September 30, 2011
Portfolio Manager Adam A. Weigold, CFA
Performance2

NYSE Amex Symbol	EMJ
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	-1.80
Five Years	2.91
Since Inception	5.63

% Average Annual Total Returns at market price, NYSE Amex

One Year	-6.49
Five Years	2.49
Since Inception	5.80

% Premium/Discount to NAV (9/30/11)	1.44

% Market Yields[3]
Market Yield	6.88
Taxable-Equivalent Market Yield	11.63

% Leverage[4]
APS	33.46
RIB	8.18

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40
Lipper New Jersey Municipal Debt Funds Average at NAV	3.32	4.47	5.91

Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	6.5
AA	64.3
A	24.5
BBB	4.7

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
New York Municipal Bond Fund II
September 30, 2011
Portfolio Manager Craig R. Brandon, CFA
Performance2

NYSE Amex Symbol	NYH
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	2.16
Five Years	2.52
Since Inception	5.43

% Average Annual Total Returns at market price, NYSE Amex

One Year	-1.21
Five Years	4.57
Since Inception	5.55

% Premium/Discount to NAV (9/30/11)	1.02

% Market Yields[3]
Market Yield	6.53
Taxable-Equivalent Market Yield	11.04

% Leverage[4]
APS	22.93
RIB	20.45

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40
Lipper New York Municipal Debt Funds Average at NAV	3.52	3.80	5.36

Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	15.4
AA	48.8
A	24.4
BBB	10.6
Not Rated	0.8

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Ohio Municipal Bond Fund
September 30, 2011
Portfolio Manager William H. Ahern, Jr., CFA
Performance2

NYSE Amex Symbol	EIO
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	0.65
Five Years	1.13
Since Inception	3.95

% Average Annual Total Returns at market price, NYSE Amex

One Year	-3.25
Five Years	3.04
Since Inception	4.48

% Premium/Discount to NAV (9/30/11)	4.58

% Market Yields[3]
Market Yield	6.04
Taxable-Equivalent Market Yield	9.88

% Leverage[4]
APS	34.35
RIB	3.17

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40

Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	4.1
AA	55.9
A	27.6
BBB	8.5
Not Rated	3.9

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Pennsylvania Municipal Bond Fund
September 30, 2011
Portfolio Manager Adam A. Weigold, CFA
Performance2

NYSE Amex Symbol	EIP
Inception Date	11/29/02

% Average Annual Total Returns at NAV

One Year	3.63
Five Years	3.67
Since Inception	5.68

% Average Annual Total Returns at market price, NYSE Amex

One Year	-1.79
Five Years	4.05
Since Inception	5.55

% Premium/Discount to NAV (9/30/11)	-1.14

% Market Yields[3]
Market Yield	6.70
Taxable-Equivalent Market Yield	10.63

% Leverage[4]
APS	34.63
RIB	3.25

			Since Inception
% Comparative Performance[1]	One Year	Five Years	11/29/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.40
Lipper Pennsylvania Municipal Debt Funds at NAV	4.07	4.41	5.59

Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	0.6
AA	53.3
A	32.2
BBB	6.6
Not Rated	7.3

See Endnotes and Additional Disclosures on page 12.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Bond Fund
September 30, 2011
Endnotes and Additional Disclosures

1.	Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Barclays Capital 1-3 Year U.S. Government/ Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with maturities ranging from 1-3 years. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. Lipper Average reflects the average annual total return of funds in the same Lipper classification as the Fund. It is not possible to invest directly in an index or Lipper classification.

2.	Performance results reflect the effects of leverage.

3.	Market yields are calculated by dividing the last regular distribution per common share in the period (annualized) by the market price. Taxable-equivalent performance is based on the highest combined federal and state income tax rates (41.70% for CA, 38.45% for MA, 37.83% for MI, 40.83% for NJ, 40.83% for NY, 38.85% for OH, 37.00% for PA) except for Municipal Bond Fund II, which assumes a maximum 35.00% federal income tax rate. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The distribution declared on October 31, 2011 reflects a reduction of the monthly distribution for New Jersey Municipal Bond Fund. Distributions may be composed of tax-exempt income, ordinary income, net realized capital gains and return of capital.

4.	Fund employs RIB financing and/or APS leverage. The leverage created by RIB investments and APS provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding as of period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. APS leverage represents the liquidation value of the Fund’s APS outstanding as of period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. The Fund is required to maintain prescribed asset coverage for its APS, which could be reduced if Fund asset values decline. Floating Rate Notes in both calculations reflect the effect of RIBs purchased in secondary market transactions, if applicable.

5.	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is shown.

Fund profile subject to change due to active management.
The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. The commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

Eaton Vance
Municipal Bond Fund II

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 178.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Electric Utilities — 1.9%

South Carolina Public Service Authority, (Santee Cooper), 5.50%, 1/1/38	$1,420	$1,570,264
Wyandotte County/Kansas City, KS, Unified Government Board of Public Utilities, 5.00%, 9/1/36	685	725,922

		$2,296,186

Escrowed / Prerefunded — 0.5%

New York, NY, Prerefunded to 1/15/13, 5.25%, 1/15/33	$595	$632,860

		$632,860

General Obligations — 10.8%

Chicago Park District, IL, (Harbor Facilities), 5.25%, 1/1/37(1)	$1,680	$1,822,699
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/1/32	2,500	2,641,975
Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/37	1,280	1,407,091
New York, 5.00%, 2/15/34(1)	2,750	3,041,253
New York, NY, 5.25%, 1/15/33	155	157,376
New York, NY, 5.25%, 1/15/33(1)	2,750	2,792,158
Oregon, 5.00%, 8/1/36	1,000	1,109,370

		$12,971,922

Hospital — 5.6%

Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	$900	$788,625
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	750	723,877
Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	500	499,015
Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	1,285	1,311,805
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	1,850	386,021
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/39	5,000	984,400
Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	960	978,941
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	1,140	1,085,508

		$6,758,192

Industrial Development Revenue — 1.4%

St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	$1,670	$1,649,676

		$1,649,676

Insured – Electric Utilities — 7.4%

American Municipal Power-Ohio, Inc., OH, (Prairie State Energy Campus), (AGC), 5.75%, 2/15/39	$1,000	$1,099,710
Chelan County, WA, Public Utility District No. 1, (Columbia River), (NPFG), 0.00%, 6/1/23	6,335	3,916,360
Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	2,205	2,069,459
South Carolina Public Service Authority, (Santee Cooper), (BHAC), 5.50%, 1/1/38	1,595	1,773,385

		$8,858,914

Insured – Escrowed / Prerefunded — 0.1%

Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36	$115	$139,472

		$139,472

Insured – General Obligations — 14.3%

Cincinnati, OH, City School District, (AGM), (FGIC), 5.25%, 12/1/30	$750	$899,925
Coast Community College District, CA, (Election of 2002), (AGM), 0.00%, 8/1/33	17,000	4,587,110
Goodyear, AZ, (NPFG), 3.00%, 7/1/26	1,350	1,285,457
Palm Springs, CA, Unified School District, (Election of 2008), (AGC), 5.00%, 8/1/33	2,750	2,939,970
Philadelphia, PA, (AGC), 7.00%, 7/15/28	1,250	1,431,587
Washington, (AGM), 5.00%, 7/1/25(1)	5,500	6,120,730

		$17,264,779

Insured – Hospital — 23.1%

Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.375%, 1/1/32	$1,750	$1,852,550
California Statewide Communities Development Authority, (Sutter Health), (AGM), 5.05%, 8/15/38(1)	1,500	1,524,735
Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.125%, 11/15/39	1,695	1,765,139
Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.25%, 11/15/44	450	468,500
Colorado Health Facilities Authority, (Catholic Health), (AGM), 5.10%, 10/1/41(1)	2,200	2,251,106

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Fund II

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Hospital (continued)

Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36(1)	$3,000	$3,124,800
Highlands County, FL, Health Facilities Authority, (Adventist Health System), (NPFG), 5.00%, 11/15/35	1,490	1,503,440
Illinois Finance Authority, (Children’s Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	2,500	2,547,050
Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41	1,750	1,802,412
Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(1)	750	772,462
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	2,090	2,169,065
New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(1)	1,000	1,038,480
New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	500	512,190
New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	2,245	2,379,094
Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), 6.00%, 8/15/39	1,545	1,686,337
Washington Health Care Facilities Authority, (Providence Health Care), (AGM), 5.25%, 10/1/33	2,300	2,424,936

		$27,822,296

Insured – Industrial Development Revenue — 1.2%

Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc. Project), (BHAC), 5.00%, 10/1/39	$1,340	$1,432,420

		$1,432,420

Insured – Lease Revenue / Certificates of Participation — 8.7%

Essex County, NJ, Improvement Authority, (NPFG), 5.50%, 10/1/30	$1,000	$1,175,240
Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	3,725	3,420,108
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), 5.50%, 12/15/34	875	943,644
San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	3,250	3,408,600
Tri-Creek Middle School Building Corp., IN, (AGM), 5.25%, 1/15/34(1)	1,500	1,588,035

		$10,535,627

Insured – Other Revenue — 1.4%

Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$2,540	$552,069
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	1,000	1,151,750

		$1,703,819

Insured – Private Education — 3.7%

Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	$2,500	$2,872,225
Miami-Dade County, FL, Educational Facilities Authority, (University of Miami), (AMBAC), (BHAC), 5.00%, 4/1/31	1,555	1,629,951

		$4,502,176

Insured – Public Education — 3.4%

University of South Alabama, (BHAC), 5.00%, 8/1/38	$3,900	$4,079,985

		$4,079,985

Insured – Solid Waste — 1.1%

Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/24	$740	$844,037
Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/26	425	476,561

		$1,320,598

Insured – Special Tax Revenue — 8.6%

Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (NPFG), 5.25%, 6/15/42	$2,500	$2,511,350
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	3,000	2,194,590
New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	1,875	1,845,319
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	29,695	2,131,507
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	12,035	1,614,976

		$10,297,742

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Fund II

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Student Loan — 1.6%

Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$1,745	$1,884,530

		$1,884,530

Insured – Transportation — 30.3%

Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	$1,585	$1,667,753
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/22	7,800	4,039,386
Manchester, NH, (Manchester-Boston Regional Airport), (AGM), 5.125%, 1/1/30	1,305	1,369,310
Maryland Transportation Authority, (AGM), 5.00%, 7/1/41(1)	10,000	10,748,300
Metropolitan Washington, DC, Airports Authority, (BHAC), 5.00%, 10/1/24	1,000	1,110,540
Metropolitan Washington, DC, Airports Authority, (BHAC), 5.00%, 10/1/29	535	573,413
Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	2,845	2,820,561
Nevada Department of Business and Industry, (Las Vegas Monorail -1st Tier), (AMBAC), 0.00%, 1/1/20(4)	13,885	2,230,070
New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	1,040	1,126,965
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.50%, 1/1/29	255	276,935
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.75%, 1/1/39	290	315,094
North Texas Tollway Authority, (BHAC), 5.75%, 1/1/48	1,750	1,865,972
Pennsylvania Turnpike Commission, (AGM), 5.25%, 7/15/30	2,540	2,999,207
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	5,555	5,331,245

		$36,474,751

Insured – Water and Sewer — 10.6%

Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	$670	$743,801
Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	420	463,516
Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	660	711,797
Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	1,635	1,750,251
District of Columbia Water and Sewer Authority, (AGC), 5.00%, 10/1/34(1)	1,250	1,320,613
Houston, TX, Utility System, (AGM), (BHAC), 5.00%, 11/15/33	435	459,734
New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40	2,205	2,508,408
Pearland, TX, Waterworks and Sewer Systems, (NPFG), 3.50%, 9/1/31	5,120	4,747,366

		$12,705,486

Insured – Water Revenue — 16.4%

Los Angeles, CA, Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	$5,500	$5,535,365
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/35	1,000	1,228,650
Massachusetts Water Resources Authority, (AMBAC), 4.00%, 8/1/40	6,110	6,011,996
Metropolitan Water District, CA, Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	6,750	6,910,650

		$19,686,661

Other Revenue — 1.2%

Oregon Department of Administrative Services, Lottery Revenue, 5.25%, 4/1/30	$1,300	$1,489,917

		$1,489,917

Private Education — 8.0%

Connecticut Health and Educational Facilities Authority, (Wesleyan University), 5.00%, 7/1/39(1)	$2,200	$2,387,220
Houston, TX, Higher Education Finance Corp., (William Marsh Rice University), 5.00%, 5/15/35	1,000	1,097,140
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	2,710	3,110,890
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	1,500	1,625,565
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38(1)	500	546,180
Vermont Educational and Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/40	750	813,480

		$9,580,475

Public Education — 2.3%

Tennessee School Bond Authority, 5.50%, 5/1/38	$1,000	$1,114,520
University of Virginia, 5.00%, 6/1/40(2)	1,500	1,636,935

		$2,751,455

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Fund II

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Senior Living / Life Care — 0.2%

Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	$235	$251,584

		$251,584

Special Tax Revenue — 4.4%

Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/33	$750	$913,095
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(1)(3)	3,800	4,328,314

		$5,241,409

Transportation — 8.8%

Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	$1,715	$1,806,684
Los Angeles, CA, Department of Airports, (Los Angeles International Airport), 5.25%, 5/15/28	465	513,272
Metropolitan Transportation Authority, NY, 5.25%, 11/15/38	865	924,140
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	2,785	2,804,077
Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	420	443,583
Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/40	375	394,935
South Carolina Transportation Infrastructure Bank, 5.25%, 10/1/40	1,000	1,064,800
Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/37	2,500	2,653,825

		$10,605,316

Water and Sewer — 1.0%

Marco Island, FL, Utility System, 5.00%, 10/1/34	$205	$215,227
Marco Island, FL, Utility System, 5.00%, 10/1/40	910	952,643

		$1,167,870

Total Tax-Exempt Investments — 178.0%
(identified cost $213,583,984)		$214,106,118

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (37.2)%		$(44,701,409)

Other Assets, Less Liabilities — (40.8)%		$(49,096,965)

Net Assets Applicable to Common Shares — 100.0%		$120,307,744

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund
XLCA	- XL Capital Assurance, Inc.

At September 30, 2011, the concentration of the Fund’s investments in the various states, determined as a percentage of total investments is as follows:

California	11.9%
New York	11.7%
Others, representing less than 10% individually	76.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 74.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 20.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $1,478,314.

(4)	Defaulted bond.

See Notes to Financial Statements.

Eaton Vance
California Municipal Bond Fund II

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 174.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Electric Utilities — 8.0%

Los Angeles Department of Water and Power, Electric Revenue, 5.25%, 7/1/32	$745	$815,030
Puerto Rico Electric Power Authority, 5.25%, 7/1/29	1,050	1,073,194
Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/30	1,000	1,064,430
Vernon, Electric System Revenue, 5.125%, 8/1/21	675	678,632

		$3,631,286

General Obligations — 10.3%

California, 5.50%, 11/1/35	$1,300	$1,396,525
Palo Alto, (Election of 2008), 5.00%, 8/1/40	1,850	2,020,293
San Diego Community College District, (Election of 2002), 5.00%, 8/1/32	720	783,842
San Diego Community College District, (Election of 2006), 5.00%, 8/1/31	455	496,901

		$4,697,561

Hospital — 15.6%

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.625%, 7/1/32	$1,330	$1,370,618
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	1,445	1,430,969
California Statewide Communities Development Authority, (Cottage Health System), 5.00%, 11/1/40	620	610,161
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	500	496,100
California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	1,900	1,916,663
Washington Township Health Care District, 5.00%, 7/1/32	555	555,372
Washington Township Health Care District, 5.25%, 7/1/29	750	750,180

		$7,130,063

Insured – Electric Utilities — 9.2%

Glendale, Electric System Revenue, (NPFG), 5.00%, 2/1/32	$1,475	$1,524,722
Los Angeles Department of Water and Power, Electric Revenue, (AMBAC), (BHAC), 5.00%, 7/1/26(1)	1,500	1,615,020
Sacramento Municipal Utility District, (AGM), 5.00%, 8/15/27	1,000	1,072,900

		$4,212,642

Insured – Escrowed / Prerefunded — 12.7%

California Infrastructure & Economic Development Bank, (Bay Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28, 5.00%, 7/1/33	$1,150	$1,441,548
California Infrastructure & Economic Development Bank, (Bay Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28, 5.00%, 7/1/36	1,025	1,284,858
Clovis Unified School District, (FGIC), (NPFG), Escrowed to Maturity, 0.00%, 8/1/20	3,130	2,586,319
Orange County Water District, Certificates of Participation, (NPFG), Escrowed to Maturity, 5.00%, 8/15/34	395	456,675

		$5,769,400

Insured – General Obligations — 23.4%

Antelope Valley Community College District, (Election of 2004), (NPFG), 5.25%, 8/1/39	$740	$772,212
Arcadia Unified School District, (Election of 2006), (AGM), 0.00%, 8/1/38	7,125	1,404,409
Arcadia Unified School District, (Election of 2006), (AGM), 0.00%, 8/1/40	3,015	526,540
Carlsbad Unified School District, (Election of 2006), (NPFG), 5.25%, 8/1/32	1,500	1,607,535
Coast Community College District, (Election of 2002), (AGM), 0.00%, 8/1/35	6,675	1,598,596
El Camino Hospital District, (NPFG), 4.45%, 8/1/36	575	571,291
Long Beach Unified School District, (Election of 1999), (AGM), 5.00%, 8/1/31	925	927,451
Palm Springs Unified School District, (Election of 2008), (AGC), 5.00%, 8/1/33	1,250	1,336,350
Union Elementary School District, (Election of 1999), (FGIC), (NPFG), 0.00%, 9/1/22	3,200	1,904,768

		$10,649,152

Insured – Hospital — 6.7%

California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(1)	$1,250	$1,267,000
California Statewide Communities Development Authority, (Sutter Health), (AGM), 5.05%, 8/15/38(1)	1,750	1,778,858

		$3,045,858

See Notes to Financial Statements.

Eaton Vance
California Municipal Bond Fund II

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 10.0%

Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	$1,250	$1,622,212
San Diego County Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	1,750	1,835,400
San Jose Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/32	1,075	1,078,612

		$4,536,224

Insured – Private Education — 3.6%

California Educational Facilities Authority, (Pepperdine University), (AMBAC), 5.00%, 12/1/32	$420	$434,410
California Educational Facilities Authority, (Pepperdine University), (AMBAC), 5.00%, 12/1/35	1,000	1,028,130
California Educational Facilities Authority, (Pepperdine University), (FGIC), (NPFG), 5.00%, 9/1/33	180	181,255

		$1,643,795

Insured – Public Education — 9.8%

California State University, (AGM), (BHAC), 5.00%, 11/1/39(1)	$2,000	$2,080,060
California State University, (AMBAC), 5.00%, 11/1/33	2,335	2,363,580

		$4,443,640

Insured – Special Tax Revenue — 16.1%

Cathedral City Public Financing Authority, (Housing Redevelopment), (NPFG), 5.00%, 8/1/33(2)	$2,000	$1,884,540
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	1,535	1,039,579
Los Angeles County Metropolitan Transportation Authority, (Sales Tax Revenue), (AGM), 4.50%, 7/1/27	650	671,151
Los Osos Community Services District, (Wastewater Assessment District No. 1), (NPFG), 5.00%, 9/2/33	1,250	1,024,888
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	11,485	824,393
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	4,600	617,274
Santa Clara Valley Transportation Authority, Sales Tax Revenue, (AMBAC), 5.00%, 4/1/32	1,225	1,289,606

		$7,351,431

Insured – Transportation — 3.7%

San Joaquin Hills Transportation Corridor Agency, (NPFG), 0.00%, 1/15/27	$3,520	$995,808
San Jose, Airport Revenue, (AMBAC), 5.00%, 3/1/33	330	332,086
San Jose, Airport Revenue, (AMBAC), 5.00%, 3/1/37	360	361,425

		$1,689,319

Insured – Water Revenue — 11.2%

Calleguas Las Virgines Public Financing Authority, (Municipal Water District), (BHAC), (FGIC), 4.75%, 7/1/37	$1,235	$1,267,938
East Bay Municipal Utility District, Water System Revenue, (AGM), (FGIC), 5.00%, 6/1/32	100	106,826
East Bay Municipal Utility District, Water System Revenue, (FGIC), (NPFG), 5.00%, 6/1/32(1)	1,600	1,709,216
Los Angeles Department of Water and Power, (NPFG), 3.00%, 7/1/30	620	528,060
Riverside, Water Revenue, (AGM), 5.00%, 10/1/38	445	468,750
Santa Clara Valley Water District, (AGM), 3.75%, 6/1/28	1,035	1,019,309

		$5,100,099

Private Education — 14.9%

California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/39	$1,370	$1,449,679
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	95	102,001
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	160	169,763
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/30	380	390,978
California Educational Facilities Authority, (Santa Clara University), 5.00%, 2/1/29	890	964,662
California Educational Facilities Authority, (Stanford University), 5.125%, 1/1/31(3)	500	501,485
California Educational Facilities Authority, (University of San Francisco), 6.125%, 10/1/36	115	129,376
California Educational Facilities Authority, (University of Southern California), 5.25%, 10/1/39	1,200	1,316,544
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/31(4)	210	218,125
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/35(4)	145	148,964
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/26(4)	405	440,996

See Notes to Financial Statements.

Eaton Vance
California Municipal Bond Fund II

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Private Education (continued)

California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27(4)	$425	$457,364
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28(4)	450	482,000

		$6,771,937

Public Education — 2.4%

University of California, 5.25%, 5/15/39	$1,000	$1,093,430

		$1,093,430

Special Tax Revenue — 6.7%

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/31	$1,490	$1,612,582
San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, 5.00%, 7/1/28	1,300	1,448,447

		$3,061,029

Transportation — 8.1%

Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), 5.25%, 4/1/29	$1,190	$1,300,503
Long Beach, Harbor Revenue, 5.00%, 5/15/27	540	599,195
Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(1)(5)	1,060	1,131,455
San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/35	635	663,594

		$3,694,747

Water and Sewer — 2.5%

Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 5.00%, 1/1/39	$1,050	$1,130,199

		$1,130,199

Total Tax-Exempt Investments — 174.9%
(identified cost $78,791,880)		$79,651,812

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (56.4)%		$(25,700,343)

Other Assets, Less Liabilities — (18.5)%		$(8,416,729)

Net Assets Applicable to Common Shares — 100.0%		$45,534,740

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 60.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 20.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(4)	When-issued security.

(5)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $336,455.

See Notes to Financial Statements.

Eaton Vance
Massachusetts Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 163.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 6.1%

Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/33	$585	$732,631
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/34	640	802,854

		$1,535,485

Escrowed / Prerefunded — 4.8%

Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), Prefunded to 7/31/13, 5.75%, 7/1/33	$500	$551,030
Massachusetts Development Finance Agency, (Western New England College), Prefunded to 12/1/12, 6.125%, 12/1/32	600	646,464

		$1,197,494

General Obligations — 10.1%

Danvers, 5.25%, 7/1/36	$565	$637,845
Plymouth, 5.00%, 5/1/26	250	286,113
Plymouth, 5.00%, 5/1/31	225	249,089
Plymouth, 5.00%, 5/1/32	205	226,599
Wayland, 5.00%, 2/1/33	340	381,888
Wayland, 5.00%, 2/1/36	510	571,103
Winchester, 5.00%, 4/15/36	160	179,531

		$2,532,168

Hospital — 15.4%

Massachusetts Health and Educational Facilities Authority, (Dana-Farber Cancer Institute), 5.00%, 12/1/37	$775	$792,515
Massachusetts Health and Educational Facilities Authority, (Lahey Clinic Medical Center), 5.25%, 8/15/28	400	410,848
Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/34	500	518,660
Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/39	750	771,540
Massachusetts Health and Educational Facilities Authority, (South Shore Hospital), 5.75%, 7/1/29	370	370,129
Massachusetts Health and Educational Facilities Authority, (Southcoast Hospitals Group, Inc.), 5.00%, 7/1/29	1,000	1,009,200

		$3,872,892

Insured – Electric Utilities — 4.8%

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/23	$1,095	$1,199,124

		$1,199,124

Insured – Escrowed / Prerefunded — 7.0%

Massachusetts College Building Authority, (NPFG), Escrowed to Maturity, 0.00%, 5/1/26	$2,900	$1,757,806

		$1,757,806

Insured – General Obligations — 14.9%

Massachusetts, (AMBAC), 5.50%, 8/1/30	$1,900	$2,380,149
Revere, (AGC), 5.00%, 4/1/39	1,000	1,048,080
Tewksbury, (AGM), 4.625%, 3/15/27	300	323,400

		$3,751,629

Insured – Hospital — 0.9%

Massachusetts Health and Educational Facilities Authority, (Cape Cod Healthcare), (AGC), 5.00%, 11/15/25	$220	$230,056

		$230,056

Insured – Lease Revenue / Certificates of Participation — 5.1%

Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	$1,000	$1,297,770

		$1,297,770

Insured – Other Revenue — 2.2%

Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	$495	$559,696

		$559,696

Insured – Private Education — 14.8%

Massachusetts Development Finance Agency, (Boston College), (NPFG), 5.00%, 7/1/38	$750	$776,648
Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	1,105	1,269,523
Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	750	910,230
Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), (AGC), 5.00%, 7/1/35	750	770,715

		$3,727,116

See Notes to Financial Statements.

Eaton Vance
Massachusetts Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Public Education — 3.3%

Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/39	$700	$830,340

		$830,340

Insured – Special Tax Revenue — 18.0%

Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	$1,225	$1,275,225
Massachusetts Bay Transportation Authority, Sales Tax Revenue, (NPFG), 5.50%, 7/1/28	400	503,360
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, (AMBAC), 5.00%, 8/15/37(1)	1,160	1,232,314
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/29	750	847,493
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	5,265	377,922
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	2,090	280,457

		$4,516,771

Insured – Water Revenue — 4.2%

Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/36	$860	$1,058,479

		$1,058,479

Other Revenue — 3.5%

Massachusetts Health and Educational Facilities Authority, (Isabella Stewart Gardner Museum), 5.00%, 5/1/25	$320	$349,389
Massachusetts Health and Educational Facilities Authority, (Isabella Stewart Gardner Museum), 5.00%, 5/1/29	490	521,610

		$870,999

Private Education — 27.5%

Massachusetts Development Finance Agency, (Middlesex School), 5.00%, 9/1/33	$750	$759,338
Massachusetts Development Finance Agency, (Milton Academy), 5.00%, 9/1/35	750	800,842
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	2,000	2,164,760
Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/36(2)	1,000	1,146,670
Massachusetts Health and Educational Facilities Authority, (Northeastern University), 5.00%, 10/1/35	870	909,446
Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.375%, 8/15/38	1,025	1,128,658

		$6,909,714

Senior Living / Life Care — 2.7%

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.15%, 7/1/31	$745	$673,018

		$673,018

Special Tax Revenue — 5.2%

Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/35	$1,210	$1,312,971

		$1,312,971

Transportation — 9.2%

Massachusetts Department of Transportation, (Metropolitan Highway System), 5.00%, 1/1/32	$1,000	$1,052,040
Massachusetts Department of Transportation, (Metropolitan Highway System), 5.00%, 1/1/37	500	524,600
Massachusetts Port Authority, 5.00%, 7/1/28	250	276,758
Massachusetts Port Authority, 5.00%, 7/1/34	435	466,333

		$2,319,731

Water and Sewer — 3.4%

Boston Water & Sewer Commission, 5.00%, 11/1/27	$750	$853,800

		$853,800

Total Tax-Exempt Investments — 163.1%
(identified cost $38,265,626)		$41,007,059

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (54.0)%		$(13,575,091)

Other Assets, Less Liabilities — (9.1)%		$(2,297,543)

Net Assets Applicable to Common Shares — 100.0%		$25,134,425

See Notes to Financial Statements.

Eaton Vance
Massachusetts Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 46.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 19.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See Notes to Financial Statements.

Eaton Vance
Michigan Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 157.3%

	Principal
	Amount
Security	(000’s omitted)	Value

Escrowed/Prerefunded — 9.4%

Michigan Hospital Finance Authority, (Chelsea Community Hospital), Prerefunded to 5/15/15, 5.00%, 5/15/30	$400	$462,312
Michigan Hospital Finance Authority, (Sparrow Obligation Group), Prerefunded to 11/15/11, 5.625%, 11/15/36	1,500	1,525,065

		$1,987,377

General Obligations — 2.7%

Comstock Park Public Schools, 5.00%, 5/1/28	$170	$179,603
Comstock Park Public Schools, 5.125%, 5/1/31	205	215,287
Comstock Park Public Schools, 5.25%, 5/1/33	165	175,138

		$570,028

Hospital — 11.4%

Grand Traverse Hospital, 5.375%, 7/1/35	$750	$760,162
Michigan Hospital Finance Authority, (Oakwood Hospital System), 5.75%, 4/1/32	1,000	1,008,780
Michigan Hospital Finance Authority, (Trinity Health Corp), 5.375%, 12/1/30	640	648,713

		$2,417,655

Insured – Electric Utilities — 7.4%

Michigan Strategic Fund, (Detroit Edison Co.), (XLCA), 5.25%, 12/15/32	$500	$502,945
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	1,000	1,067,330

		$1,570,275

Insured – Escrowed / Prerefunded — 40.1%

Detroit School District, (School Bond Loan Fund), (AGM), Prerefunded to 5/1/12, 5.125%, 5/1/31	$500	$514,370
Lansing Building Authority, (NPFG), Prerefunded to 6/1/13, 5.00%, 6/1/29	1,500	1,615,530
Michigan Hospital Finance Authority, (St. John Health System), (AMBAC), Escrowed to Maturity, 5.00%, 5/15/28(1)	1,150	1,154,129
Michigan House of Representatives, (AMBAC), Escrowed to Maturity, 0.00%, 8/15/22	1,750	1,251,740
Michigan House of Representatives, (AMBAC), Escrowed to Maturity, 0.00%, 8/15/23	2,615	1,794,099
Reed City Public Schools, (AGM), Prerefunded to 5/1/14, 5.00%, 5/1/29	1,300	1,452,334
Ypsilanti Community Utilities Authority, (Sanitary Sewer System No. 3), (FGIC), Prerefunded to 5/1/12, 5.00%, 5/1/32	705	724,747

		$8,506,949

Insured – General Obligations — 21.4%

Grand Rapids and Kent County Joint Building Authority, (DeVos Place), (NPFG), 0.00%, 12/1/27	$1,960	$953,697
Greenville Public Schools, (NPFG), 5.00%, 5/1/25	375	376,252
Okemos Public School District, (NPFG), 0.00%, 5/1/19	1,330	1,021,134
Pinconning Area Schools, (AGM), 5.00%, 5/1/33	1,000	1,042,720
Royal Oak, (AGC), 6.25%, 10/1/28	1,000	1,159,060

		$4,552,863

Insured – Hospital — 6.9%

Michigan Hospital Finance Authority, (Mid-Michigan Obligation Group), (AMBAC), 5.00%, 4/15/32	$500	$500,265
Royal Oak Hospital Finance Authority, (William Beaumont Hospital), (NPFG), 5.25%, 11/15/35	975	974,902

		$1,475,167

Insured – Lease Revenue / Certificates of Participation — 6.7%

Michigan Building Authority, (AGM), (FGIC), 0.00%, 10/15/29	$1,000	$364,360
Michigan Building Authority, (FGIC), (NPFG), 0.00%, 10/15/30	3,100	1,054,682

		$1,419,042

Insured – Public Education — 15.1%

Central Michigan University, (AMBAC), 5.05%, 10/1/32	$750	$760,470
Ferris State University, (AGC), 5.125%, 10/1/33	435	460,952
Lake Superior State University, (AMBAC), 5.125%, 11/15/26	750	750,630
Wayne University, (NPFG), 5.00%, 11/15/37	1,200	1,230,780

		$3,202,832

Insured – Sewer Revenue — 2.1%

Detroit Sewer Disposal System, (NPFG), 4.50%, 7/1/35	$500	$449,080

		$449,080

See Notes to Financial Statements.

Eaton Vance
Michigan Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Special Tax Revenue — 9.1%

Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	$6,100	$437,858
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,670	224,097
Wayne Charter County, (Airport Hotel-Detroit Metropolitan Airport), (NPFG), 5.00%, 12/1/30	1,000	978,810
Ypsilanti Community Utilities Authority, (Sanitary Sewer System No. 3), (FGIC), (NPFG), 5.00%, 5/1/32	295	296,384

		$1,937,149

Insured – Utilities — 7.3%

Lansing Board of Water and Light, (Water Supply, Steam and Electric Utility), (AGM), 5.00%, 7/1/25	$1,000	$1,023,780
Lansing Board of Water and Light, (Water Supply, Steam and Electric Utility), (AGM), 5.00%, 7/1/26	510	521,169

		$1,544,949

Insured – Water Revenue — 11.8%

Detroit Water Supply System, (FGIC), (NPFG), 5.00%, 7/1/30	$1,425	$1,425,142
Grand Rapids Water Supply System, (AGC), 5.00%, 1/1/29	1,000	1,087,610

		$2,512,752

Private Education — 1.2%

Michigan Higher Education Facilities Authority, (Hillsdale College), 5.00%, 3/1/35	$250	$250,808

		$250,808

Water and Sewer — 4.7%

Grand Rapids, (Sanitary Sewer System), 5.00%, 1/1/28	$650	$752,050
Port Huron, Water Supply System, 5.25%, 10/1/31	250	257,353

		$1,009,403

Total Tax-Exempt Investments — 157.3%
(identified cost $31,876,477)		$33,406,329

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (62.7)%		$(13,325,268)

Other Assets, Less Liabilities — 5.4%		$1,151,735

Net Assets Applicable to Common Shares — 100.0%		$21,232,796

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 81.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.5% to 34.9% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See Notes to Financial Statements.

Eaton Vance
New Jersey Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 159.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 1.1%

New Jersey Environmental Infrastructure Trust, 4.00%, 9/1/23	$350	$380,797

		$380,797

General Obligations — 4.6%

Monmouth County Improvement Authority, 5.00%, 1/15/27(1)	$1,375	$1,577,867

		$1,577,867

Hospital — 9.1%

Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	$180	$157,725
Camden County Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	745	726,196
New Jersey Health Care Facilities Financing Authority, (Atlanticare Regional Medical Center), 5.00%, 7/1/37	585	590,633
New Jersey Health Care Facilities Financing Authority, (Hunterdon Medical Center), 5.125%, 7/1/35	250	248,620
New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/46	1,395	1,388,960

		$3,112,134

Insured – Electric Utilities — 3.1%

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	$1,000	$1,067,330

		$1,067,330

Insured – General Obligations — 42.0%

Bayonne, (AGM), 0.00%, 7/1/23	$2,415	$1,488,534
Bayonne, (AGM), 5.50%, 7/1/39	1,000	1,082,100
Delaware Township, Hunterdon County, (AGC), 5.00%, 10/15/35	320	350,454
Delaware Township, Hunterdon County, (AGC), 5.10%, 10/15/36	340	374,153
Delaware Township, Hunterdon County, (AGC), 5.15%, 10/15/37	360	396,760
Delaware Township, Hunterdon County, (AGC), 5.20%, 10/15/38	382	421,636
Irvington Township, (AGM), 0.00%, 7/15/26	5,350	2,708,598
Hudson County Improvement Authority, (Harrison Parking), (AGC), 5.25%, 1/1/39	1,500	1,620,375
Hudson County Improvement Authority, (Harrison Redevelopment), (NPFG), 0.00%, 12/15/38	2,000	389,220
Jackson Township School District, (NPFG), 2.50%, 6/15/27	2,370	2,030,853
Jersey City, (AGM), 5.00%, 1/15/29	1,000	1,069,500
Lakewood Township, (AGC), 5.75%, 11/1/31	700	799,855
Monroe Township Board of Education, Middlesex County, (AGC), 4.75%, 3/1/34	1,015	1,075,078
Nutley School District, (NPFG), 4.75%, 7/15/30	110	117,473
Nutley School District, (NPFG), 4.75%, 7/15/31	410	435,863

		$14,360,452

Insured – Hospital — 16.5%

New Jersey Health Care Facilities Financing Authority, (Englewood Hospital), (NPFG), 5.00%, 8/1/31	$1,250	$1,259,238
New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(2)	2,000	2,076,960
New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series II, (AGC), 5.00%, 7/1/38	435	445,605
New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(2)	250	256,095
New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	1,500	1,589,595

		$5,627,493

Insured – Lease Revenue / Certificates of Participation — 17.6%

Essex County Improvement Authority, (NPFG), 5.50%, 10/1/30	$1,000	$1,175,240
Middlesex County, Certificates of Participation, (NPFG), 5.00%, 8/1/31	1,250	1,250,988
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), 5.50%, 12/15/34	1,300	1,401,985
New Jersey Economic Development Authority, (School Facilities Construction), (FGIC), (NPFG), 5.50%, 9/1/28	500	570,610
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	1,250	1,622,212

		$6,021,035

Insured – Public Education — 8.0%

New Jersey Educational Facilities Authority, (Rowan University), (AGM), (FGIC), 3.00%, 7/1/27	$920	$825,718
New Jersey Educational Facilities Authority, (Rowan University), (AGM), (FGIC), 3.00%, 7/1/28	465	409,912

See Notes to Financial Statements.

Eaton Vance
New Jersey Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Public Education (continued)

New Jersey Educational Facilities Authority, (William Paterson University), (AGC), 4.75%, 7/1/34	$1,145	$1,195,655
New Jersey Educational Facilities Authority, (William Paterson University), (AGC), 5.00%, 7/1/38	275	290,199

		$2,721,484

Insured – Special Tax Revenue — 14.2%

Garden State Preservation Trust, (AGM), 0.00%, 11/1/21	$1,000	$690,890
Garden State Preservation Trust, (AGM), 5.80%, 11/1/21	500	583,190
New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (BHAC), (NPFG), 5.00%, 7/1/27	975	1,010,032
New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	2,390	1,134,485
New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	1,120	497,750
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	7,675	550,912
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	3,005	403,241

		$4,870,500

Insured – Transportation — 25.2%

New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), (BHAC), 0.00%, 12/15/26	$1,560	$763,370
New Jersey Transportation Trust Fund Authority, (Transportation System), (BHAC), (FGIC), 0.00%, 12/15/31	3,235	1,134,482
New Jersey Turnpike Authority, (AGM), (BHAC), 5.25%, 1/1/29	1,500	1,772,265
Port Authority of New York and New Jersey, (AGM), 5.00%, 11/1/27(2)	3,875	3,974,111
Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/33	720	768,009
South Jersey Transportation Authority, (AGC), 5.50%, 11/1/33	180	198,949

		$8,611,186

Insured – Water and Sewer — 8.1%

Middlesex County Improvement Authority, (Perth Amboy), (AMBAC), 0.00%, 9/1/24	$4,500	$2,358,090
Passaic Valley Sewerage Commissioners, (FGIC), (NPFG), 2.50%, 12/1/32	610	399,788

		$2,757,878

Lease Revenue / Certificates of Participation — 1.8%

New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), 5.25%, 10/1/38	$600	$613,926

		$613,926

Other Revenue — 0.6%

Port Authority of New York and New Jersey, (JFK International Air Terminal LLC), 6.00%, 12/1/42	$215	$222,783

		$222,783

Public Education — 0.8%

Rutgers State University, 5.00%, 5/1/39	$250	$268,665

		$268,665

Transportation — 6.4%

Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	$590	$621,541
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/40	210	220,928
South Jersey Port Authority, (Marine Terminal), 5.10%, 1/1/33	1,325	1,336,342

		$2,178,811

Total Tax-Exempt Investments — 159.1%
(identified cost $51,747,966)		$54,392,341

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (57.3)%		$(19,600,524)

Other Assets, Less Liabilities — (1.8)%		$(605,712)

Net Assets Applicable to Common Shares — 100.0%		$34,186,105

See Notes to Financial Statements.

Eaton Vance
New Jersey Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 84.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.0% to 28.3% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
New York Municipal Bond Fund II

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 173.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 4.8%

New York Environmental Facilities Corp., 5.00%, 10/15/39	$750	$814,823
New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 6/15/26(1)	235	252,780
New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 6/15/32	500	511,345

		$1,578,948

Escrowed / Prerefunded — 2.3%

Suffolk County Industrial Development Agency, (Huntington Hospital), Prerefunded to 11/1/12, 5.875%, 11/1/32	$750	$756,698

		$756,698

General Obligations — 5.9%

Long Beach City School District, 4.50%, 5/1/26	$770	$821,066
New York, 5.00%, 2/15/34(2)	1,000	1,105,910

		$1,926,976

Hospital — 2.0%

New York Dormitory Authority, (Highland Hospital of Rochester), 5.00%, 7/1/26	$135	$140,673
New York Dormitory Authority, (Highland Hospital of Rochester), 5.20%, 7/1/32	180	186,057
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 5.00%, 5/1/26	335	343,097

		$669,827

Industrial Development Revenue — 1.2%

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$390	$401,879

		$401,879

Insured – Electric Utilities — 3.4%

Long Island Power Authority, (BHAC), 5.50%, 5/1/33	$500	$551,220
Long Island Power Authority, (BHAC), 6.00%, 5/1/33	500	572,775

		$1,123,995

Insured – Escrowed / Prerefunded — 4.3%

New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/26	$540	$343,753
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/27	550	333,300
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	1,385	713,940

		$1,390,993

Insured – General Obligations — 24.4%

Brentwood Union Free School District, (AGC), 4.75%, 11/15/23	$535	$615,362
Brentwood Union Free School District, (AGC), 5.00%, 11/15/24	560	649,309
Freeport Union Free School District, (AGC), 4.00%, 4/1/23	180	193,847
Freeport Union Free School District, (AGC), 4.00%, 4/1/24	200	213,602
Hauppauge Union Free School District, (AGC), 4.00%, 7/15/24	250	267,317
Hoosic Valley Central School District, (AGC), 4.00%, 6/15/23	250	269,600
Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	185	199,508
Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24	190	204,575
New York, (AGM), 5.00%, 4/1/22	1,000	1,110,660
New York Dormitory Authority, (School Districts Financing Program), (NPFG), 5.00%, 10/1/30	1,795	1,811,334
Plattsburgh, (AGC), 4.25%, 11/15/19	100	115,625
Plattsburgh, (AGC), 4.25%, 11/15/20	300	348,165
Sachem Central School District, (FGIC), (NPFG), 4.25%, 10/15/28	410	425,342
Syracuse, (AGC), 5.00%, 6/15/19	235	277,594
Wantagh Union Free School District, (AGC), 4.50%, 11/15/19	185	210,732
Wantagh Union Free School District, (AGC), 4.50%, 11/15/20	190	214,166
Wantagh Union Free School District, (AGC), 4.75%, 11/15/22	210	235,547
Wantagh Union Free School District, (AGC), 4.75%, 11/15/23	220	245,560
William Floyd Union Free School District, (AGC), 4.00%, 12/15/24	350	371,476

		$7,979,321

See Notes to Financial Statements.

Eaton Vance
New York Municipal Bond Fund II

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Hospital — 3.4%

New York City Health and Hospitals Corp., (AGM), 5.50%, 2/15/20	$500	$584,150
New York Dormitory Authority, (Hudson Valley Hospital Center), (AGM), (BHAC), 5.00%, 8/15/36	500	524,990

		$1,109,140

Insured – Housing — 3.1%

New York City Housing Corp., (NPFG), 4.95%, 11/1/33	$1,000	$1,011,870

		$1,011,870

Insured – Lease Revenue / Certificates of Participation — 2.8%

Hudson Yards Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$995	$913,559

		$913,559

Insured – Other Revenue — 18.2%

New York City Cultural Resource Trust, (American Museum of Natural History), (NPFG), 5.00%, 7/1/44	$700	$716,842
New York City Cultural Resource Trust, (Museum of Modern Art), (AMBAC), (BHAC), 5.125%, 7/1/31(2)	2,500	2,564,000
New York City Transitional Finance Authority, (BHAC), 5.50%, 7/15/38	950	1,046,719
New York City Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	1,685	1,617,415

		$5,944,976

Insured – Private Education — 28.1%

New York Dormitory Authority, (Barnard College), (FGIC), (NPFG), 5.00%, 7/1/24	$1,440	$1,556,654
New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	855	893,526
New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38(2)	2,250	2,398,995
New York Dormitory Authority, (Pratt Institute), (AGC), 5.00%, 7/1/34	345	363,665
New York Dormitory Authority, (Pratt Institute), (AGC), 5.125%, 7/1/39	545	577,477
New York Dormitory Authority, (Skidmore College), (FGIC), (NPFG), 5.00%, 7/1/33	500	514,390
New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	850	876,070
Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/32	5,425	2,015,333

		$9,196,110

Insured – Special Tax Revenue — 7.8%

New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$650	$639,710
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/35	1,700	346,698
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	3,200	429,408
Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29	385	412,397
Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/32	690	734,208

		$2,562,421

Insured – Transportation — 13.0%

Metropolitan Transportation Authority, (AGM), (NPFG), 5.00%, 11/15/31	$1,000	$1,057,510
New York Thruway Authority, (AMBAC), 5.50%, 4/1/20	510	626,234
Port Authority of New York and New Jersey, (AGM), 5.00%, 11/1/27(2)	2,500	2,564,153

		$4,247,897

Insured – Water and Sewer — 11.6%

Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.375%, 11/1/28	$905	$1,004,351
New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), (BHAC), 5.00%, 6/15/38(2)	2,750	2,800,517

		$3,804,868

Insured – Water Revenue — 1.1%

Suffolk County Water Authority, (NPFG), 4.50%, 6/1/25	$350	$363,958

		$363,958

Other Revenue — 1.1%

Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	$1,100	$344,025

		$344,025

Private Education — 16.5%

New York City Industrial Development Agency, (St. Francis College), 5.00%, 10/1/34	$455	$463,049
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	1,275	1,432,309
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37	5	5,484

See Notes to Financial Statements.

Eaton Vance
New York Municipal Bond Fund II

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Private Education (continued)

New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37(2)	$1,275	$1,398,395
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	610	661,063
New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/28	325	353,064
New York Dormitory Authority, (The New School), 5.50%, 7/1/40	1,000	1,073,490

		$5,386,854

Special Tax Revenue — 6.4%

New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(2)(3)	$500	$569,515
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/33	1,400	1,537,662

		$2,107,177

Transportation — 12.3%

Metropolitan Transportation Authority, 5.00%, 11/15/34	$2,000	$2,083,940
Nassau County Bridge Authority, 5.00%, 10/1/35	350	376,380
Nassau County Bridge Authority, 5.00%, 10/1/40	65	68,940
New York Thruway Authority, 5.00%, 4/1/26	530	595,280
Triborough Bridge and Tunnel Authority, 5.00%, 11/15/37	340	360,920
Triborough Bridge and Tunnel Authority, 5.00%, 11/15/38(2)	500	532,145

		$4,017,605

Total Tax-Exempt Investments — 173.7%
(identified cost $54,214,630)		$56,839,097

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (40.5)%		$(13,250,266)

Other Assets, Less Liabilities — (33.2)%		$(10,872,199)

Net Assets Applicable to Common Shares — 100.0%		$32,716,632

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 69.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.6% to 25.9% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $194,515.

See Notes to Financial Statements.

Eaton Vance
Ohio Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 152.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 14.5%

Cuyahoga County Port Authority, (Garfield Heights), 5.25%, 5/15/23	$1,270	$1,083,513
Ohio Economic Development, (Ohio Enterprise Bond Fund), 6.00%, 12/1/34	700	770,665
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 6/1/30	1,250	1,378,900
Rickenbacker Port Authority, Oasbo Expanded Asset Pool Loan, 5.375%, 1/1/32	1,140	1,235,829

		$4,468,907

Electric Utilities — 1.7%

Ohio Air Quality Development Authority, (Buckeye Power, Inc.), 6.00%, 12/1/40	$500	$534,670

		$534,670

General Obligations — 4.9%

Beavercreek City School District, 5.00%, 12/1/30	$900	$975,897
County of Franklin, 5.00%, 12/1/27(1)	500	550,445

		$1,526,342

Hospital — 5.3%

Miami County, (Upper Valley Medical Center), 5.25%, 5/15/26	$500	$509,725
Ohio Higher Educational Facility Commission, (Summa Health System), 5.75%, 11/15/40	500	502,155
Ohio Higher Educational Facility Commission, (University Hospital Health Systems, Inc.), 4.75%, 1/15/46	685	613,315

		$1,625,195

Insured – Electric Utilities — 21.7%

American Municipal Power-Ohio, Inc., (Prairie State Energy Campus), (AGC), 5.25%, 2/15/33	$700	$742,511
Cleveland Public Power System, (NPFG), 0.00%, 11/15/27	2,750	1,250,975
Cleveland Public Power System, (NPFG), 0.00%, 11/15/38	1,000	237,610
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/25	1,670	880,090
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/27	5,000	2,317,250
Ohio Water Development Authority, (Dayton Power & Light), (FGIC), 4.80%, 1/1/34	755	748,424
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	500	533,665

		$6,710,525

Insured – General Obligations — 37.2%

Brookfield Local School District, (AGM), 5.00%, 1/15/30	$200	$211,644
Cincinnati City School District, (AGM), (FGIC), 5.25%, 12/1/30	500	599,950
Cleveland Municipal School District, (AGM), 5.00%, 12/1/27	1,000	1,029,750
Cuyahoga Community College District, (AMBAC), 5.00%, 12/1/32	1,575	1,607,823
Milford Exempt Village School District, (AGC), 5.25%, 12/1/36	1,000	1,062,140
Olentangy Local School District, (AGC), 5.00%, 12/1/36	1,400	1,488,326
Plain School District, (FGIC), (NPFG), 0.00%, 12/1/27	2,400	1,053,888
St. Marys City School District, (AGM), 5.00%, 12/1/35	750	782,993
Sylvania City School District, (AGC), 5.00%, 12/1/26	500	535,190
Sylvania City School District, (AGC), 5.00%, 12/1/32	1,000	1,049,450
Wapakoneta City School District, (AGM), 4.75%, 12/1/35	2,000	2,079,220

		$11,500,374

Insured – Hospital — 12.3%

Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.00%, 5/15/32	$820	$755,040
Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.125%, 5/15/28	1,500	1,425,795
Lorain County, (Catholic Healthcare Partners), (AGM), Variable Rate, 17.853%, 2/1/29(2)(3)(4)	440	500,403
Ohio Higher Educational Facility Commission, (University Hospital Health Systems, Inc.), (AMBAC), 4.75%, 1/15/46	1,250	1,119,187

		$3,800,425

Insured – Lease Revenue / Certificates of Participation — 3.5%

Puerto Rico Public Buildings Authority, Government Facilities Revenue, (XLCA), 5.25%, 7/1/36	$235	$235,005
Summit County, (Civic Theater Project), (AMBAC), 5.00%, 12/1/33	1,000	847,840

		$1,082,845

See Notes to Financial Statements.

Eaton Vance
Ohio Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Public Education — 28.9%

Cincinnati Technical and Community College, (AMBAC), 5.00%, 10/1/28	$1,000	$1,007,660
Kent State University, (AGC), 5.00%, 5/1/26	1,000	1,085,620
Kent State University, (AGC), 5.00%, 5/1/29	360	383,224
Miami University, (AGM), (AMBAC), 3.25%, 9/1/26	2,000	1,812,680
Ohio University, (AGM), 5.00%, 12/1/33	500	523,770
Ohio University, (AGM), 5.25%, 12/1/23	1,170	1,261,061
University of Akron, Series B, (AGM), 5.00%, 1/1/38	1,000	1,043,250
University of Cincinnati, (AMBAC), 5.00%, 6/1/31	750	757,462
Youngstown State University, (AGC), 5.50%, 12/15/33	1,000	1,074,900

		$8,949,627

Insured – Special Tax Revenue — 11.2%

Hamilton County Sales Tax, (AMBAC), 0.00%, 12/1/23	$1,245	$706,612
Hamilton County Sales Tax, (AMBAC), 0.00%, 12/1/24	3,665	1,944,796
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	8,430	605,105
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,525	204,640

		$3,461,153

Insured – Transportation — 1.7%

Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(5)	$500	$509,450

		$509,450

Insured – Water and Sewer — 0.4%

Marysville Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/46	$75	$73,154
Marysville Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/47	50	48,732

		$121,886

Private Education — 1.0%

Ohio Higher Educational Facility Commission, (Kenyon College), 5.00%, 7/1/44	$305	$311,810

		$311,810

Public Education — 5.0%

Ohio State University, 5.00%, 12/1/30	$1,325	$1,546,951

		$1,546,951

Transportation — 3.5%

Ohio Turnpike Commission, 5.00%, 2/15/31	$1,000	$1,083,480

		$1,083,480

Total Tax-Exempt Investments — 152.8%
(identified cost $45,701,075)		$47,233,640

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (55.0)%		$(17,000,843)

Other Assets, Less Liabilities — 2.2%		$688,805

Net Assets Applicable to Common Shares — 100.0%		$30,921,602

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
CIFG	- CIFG Assurance North America, Inc.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 76.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 22.0% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At September 30, 2011, the aggregate value of these securities is $500,403 or 1.6% of the Fund’s net assets applicable to common shares.
(3)	Security has been issued as a leveraged residual interest bond. The stated interest rate represents the rate in effect at September 30, 2011.
(4)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $1,320,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.
(5)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
Pennsylvania Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 159.0%

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations — 3.7%

Delaware Valley Regional Finance Authority, 5.75%, 7/1/32	$1,000	$1,056,790
Montgomery County, 5.00%, 3/15/20(1)	300	367,386

		$1,424,176

Hospital — 14.6%

Chester County Health and Education Facilities Authority, (Jefferson Health System), 5.00%, 5/15/40	$750	$768,172
Franklin County Industrial Development Authority, (The Chambersburg Hospital), 5.375%, 7/1/42	1,000	1,006,850
Lehigh County General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	1,455	1,483,707
Monroe County Hospital Authority, (Pocono Medical Center), 5.125%, 1/1/37	1,250	1,230,750
Northampton County General Purpose Authority, (Saint Luke’s Hospital), 5.50%, 8/15/33	250	252,693
Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 5.00%, 5/15/31	675	698,625
South Fork Municipal Authority, (Conemaugh Health System), 5.50%, 7/1/29	250	252,658

		$5,693,455

Insured – Electric Utilities — 6.1%

Lehigh County Industrial Development Authority, (PPL Electric Utilities Corp.), (FGIC), (NPFG), 4.75%, 2/15/27	$1,610	$1,609,050
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	750	777,428

		$2,386,478

Insured – General Obligations — 27.9%

Bethlehem Area School District, (AGM), 5.25%, 1/15/25	$1,250	$1,370,825
Centennial School District, (AGM), 5.25%, 12/15/37	660	723,512
Central Greene School District, (AGM), 5.00%, 2/15/35	1,350	1,414,017
Erie School District, (AMBAC), 0.00%, 9/1/30	1,000	353,340
Harrisburg School District, (AGC), 5.00%, 11/15/33	500	531,040
McKeesport School District, (NPFG), 0.00%, 10/1/21	2,555	1,633,565
Norwin School District, (AGM), 3.25%, 4/1/27	1,500	1,379,955
Reading School District, (AGM), 5.00%, 3/1/35	1,500	1,576,410
Scranton School District, (AGM), 5.00%, 7/15/38	1,000	1,037,890
Shaler Area School District, (XLCA), 0.00%, 9/1/33	2,550	854,428

		$10,874,982

Insured – Hospital — 8.6%

Allegheny County Hospital Development Authority, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$308,165
Centre County Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.25%, 11/15/44	500	520,555
Lehigh County General Purpose Authority, (Lehigh Valley Health Network), (AGM), 5.00%, 7/1/35	1,620	1,664,404
Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.125%, 7/1/28	865	848,730

		$3,341,854

Insured – Industrial Development Revenue — 2.7%

Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc. Project), (BHAC), 5.00%, 10/1/39(2)	$1,000	$1,068,970

		$1,068,970

Insured – Lease Revenue / Certificates of Participation — 4.6%

Commonwealth Financing Authority, (AGC), 5.00%, 6/1/31	$500	$529,500
Philadelphia Authority for Industrial Development, (One Benjamin Franklin), (AGM), 4.75%, 2/15/27	1,215	1,279,407

		$1,808,907

Insured – Private Education — 11.7%

Chester County Industrial Development Authority, Educational Facility, (Westtown School), (AMBAC), 5.00%, 1/1/31	$1,000	$1,001,630
Pennsylvania Higher Educational Facilities Authority, (Drexel University), (NPFG), 5.00%, 5/1/37	1,675	1,738,499
Pennsylvania Higher Educational Facilities Authority, (Temple University), (NPFG), 4.50%, 4/1/36	1,305	1,308,954
Pennsylvania Higher Educational Facilities Authority, (University of the Sciences in Philadelphia), (AGC), 5.00%, 11/1/37	500	524,435

		$4,573,518

Insured – Public Education — 10.3%

Lycoming County Authority, (Pennsylvania College of Technology), (AGC), 5.50%, 10/1/37	$500	$526,050
Lycoming County Authority, (Pennsylvania College of Technology), (AMBAC), 5.25%, 5/1/32	1,200	1,200,588
Pennsylvania Higher Educational Facilities Authority, (Clarion University Foundation), (XLCA), 5.00%, 7/1/33	500	440,205
State Public School Building Authority, (Delaware County Community College), (AGM), 5.00%, 10/1/27	500	536,815

See Notes to Financial Statements.

Eaton Vance
Pennsylvania Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Public Education (continued)

State Public School Building Authority, (Delaware County Community College), (AGM), 5.00%, 10/1/29	$375	$397,939
State Public School Building Authority, (Delaware County Community College), (AGM), 5.00%, 10/1/32	875	920,316

		$4,021,913

Insured – Sewer Revenue — 16.3%

Allegheny County Sanitation Authority, (BHAC), (FGIC), 5.00%, 12/1/32	$300	$315,300
Allegheny County Sanitation Authority, (BHAC), (NPFG), 5.00%, 12/1/22	1,500	1,617,420
Ambridge Borough Municipal Authority, Sewer Revenue, (AGM), 4.60%, 10/15/41	545	525,979
Erie Sewer Authority, (AMBAC), 0.00%, 12/1/26	1,920	794,170
Erie Sewer Authority, Series A, (AMBAC), 0.00%, 12/1/25	1,430	633,175
Erie Sewer Authority, Series B, (AMBAC), 0.00%, 12/1/25	2,155	954,191
University Area Joint Authority, (NPFG), 5.00%, 11/1/26	1,500	1,504,035

		$6,344,270

Insured – Special Tax Revenue — 5.3%

Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	$22,015	$1,580,237
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	3,510	471,007

		$2,051,244

Insured – Transportation — 9.0%

Philadelphia, Airport Revenue, (AGC), 5.375%, 6/15/29	$295	$315,733
Pittsburgh and Allegheny County Sports and Exhibition Authority, (AGM), 5.00%, 2/1/31	1,000	1,054,340
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	2,100	2,139,690

		$3,509,763

Insured – Utilities — 2.3%

Philadelphia Gas Works, (AMBAC), 5.00%, 10/1/37	$890	$876,632

		$876,632

Insured – Water and Sewer — 1.8%

Bucks County Water and Sewer Authority, (AGM), 5.00%, 12/1/35	$500	$534,275
Saxonburg Water and Sewer Authority, (AGC), 5.00%, 3/1/35	150	155,125

		$689,400

Private Education — 21.6%

Allegheny County Higher Education Building Authority, (Duquesne University), 5.50%, 3/1/31	$1,050	$1,126,933
General Authority of South Central Pennsylvania, (York College of Pennsylvania), 5.50%, 11/1/31	1,500	1,599,450
University of Pittsburgh, 5.25%, 9/15/29	500	564,945
Pennsylvania Higher Educational Facilities Authority, (Saint Joseph’s University), 5.00%, 11/1/40	625	646,419
Pennsylvania Higher Educational Facilities Authority, (Thomas Jefferson University), 5.00%, 3/1/40	925	973,979
Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), 4.75%, 7/15/35	2,900	2,983,375
Washington County Industrial Development Authority, (Washington and Jefferson College), 5.25%, 11/1/30	500	531,750

		$8,426,851

Public Education — 2.1%

State Public School Building Authority, (Northampton County Area Community College), 5.50%, 3/1/31	$750	$808,530

		$808,530

Senior Living / Life Care — 0.5%

Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/24	$200	$202,392

		$202,392

Special Tax Revenue — 0.3%

Virgin Islands Public Finance Authority, 6.75%, 10/1/37	$110	$118,584

		$118,584

Transportation — 7.5%

Allegheny County Port Authority, 5.75%, 3/1/29	$1,500	$1,676,190
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	465	489,859
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/40	730	767,989

		$2,934,038

See Notes to Financial Statements.

Eaton Vance
Pennsylvania Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Water and Sewer — 2.1%

Philadelphia, Water and Wastewater Revenue, 5.25%, 1/1/32	$765	$810,066

		$810,066

Total Tax-Exempt Investments — 159.0%
(identified cost $61,352,169)		$61,966,023

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (55.7)%		$(21,725,145)

Other Assets, Less Liabilities — (3.3)%		$(1,268,681)

Net Assets Applicable to Common Shares — 100.0%		$38,972,197

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
CIFG	- CIFG Assurance North America, Inc.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 67.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 23.3% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Assets and Liabilities

	September 30, 2011

Assets	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Investments —
Identified cost	$213,583,984	$78,791,880	$38,265,626	$31,876,477
Unrealized appreciation	522,134	859,932	2,741,433	1,529,852

Investments, at value	$214,106,118	$79,651,812	$41,007,059	$33,406,329

Cash	$3,661,490	$2,267,553	$709,602	$824,830
Interest receivable	2,693,354	838,095	490,378	463,747
Receivable for investments sold	106,975	859,572	—	—
Receivable from the transfer agent	21,636	5,513	4,241	—
Deferred debt issuance costs	84,006	22,791	4,315	—

Total assets	$220,673,579	$83,645,336	$42,215,595	$34,694,906

Liabilities

Payable for floating rate notes issued	$54,995,000	$9,885,000	$3,330,000	$—
Payable for investments purchased	—	435,293	—	—
Payable for when-issued securities	—	1,747,167	—	—
Payable for variation margin on open financial futures contracts	27,203	17,610	2,734	—
Payable for open swap contracts	352,540	212,993	101,355	79,322
Payable to affiliates:
Investment adviser fee	93,544	35,641	18,262	15,594
Interest expense and fees payable	105,585	17,516	7,093	—
Accrued expenses	90,554	59,033	46,635	41,926

Total liabilities	$55,664,426	$12,410,253	$3,506,079	$136,842

Auction preferred shares at liquidation value plus cumulative unpaid dividends	$44,701,409	$25,700,343	$13,575,091	$13,325,268

Net assets applicable to common shares	$120,307,744	$45,534,740	$25,134,425	$21,232,796

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$99,903	$38,814	$17,658	$15,127
Additional paid-in capital	141,536,748	54,967,952	25,016,094	21,425,997
Accumulated net realized loss	(22,147,302)	(10,140,149)	(2,663,264)	(1,804,607)
Accumulated undistributed net investment income	993,508	244,156	149,686	145,749
Net unrealized appreciation (depreciation)	(175,113)	423,967	2,614,251	1,450,530

Net assets applicable to common shares	$120,307,744	$45,534,740	$25,134,425	$21,232,796

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)	1,788	1,028	543	533

Common Shares Outstanding	9,990,252	3,881,373	1,765,779	1,512,740

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$12.04	$11.73	$14.23	$14.04

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Assets and Liabilities — continued

	September 30, 2011

Assets	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Investments —
Identified cost	$51,747,966	$54,214,630	$45,701,075	$61,352,169
Unrealized appreciation	2,644,375	2,624,467	1,532,565	613,854

Investments, at value	$54,392,341	$56,839,097	$47,233,640	$61,966,023

Cash	$3,884,786	$443,843	$189,833	$237,308
Interest receivable	540,540	804,779	579,417	747,875
Receivable for investments sold	14,923	27,691	330,099	—
Receivable from the transfer agent	13,641	2,539	3,910	—
Deferred debt issuance costs	7,302	7,283	—	—

Total assets	$58,853,533	$58,125,232	$48,336,899	$62,951,206

Liabilities

Payable for floating rate notes issued	$4,790,000	$11,820,000	$250,000	$2,040,000
Payable for variation margin on open financial futures contracts	39,844	4,375	6,406	13,281
Payable for open swap contracts	146,892	235,027	88,135	117,513
Payable to affiliates:
Investment adviser fee	25,552	24,903	20,256	25,565
Interest expense and fees payable	14,521	22,527	606	5,552
Accrued expenses	50,095	51,502	49,051	51,953

Total liabilities	$5,066,904	$12,158,334	$414,454	$2,253,864

Auction preferred shares at liquidation value plus cumulative unpaid dividends	$19,600,524	$13,250,266	$17,000,843	$21,725,145

Net assets applicable to common shares	$34,186,105	$32,716,632	$30,921,602	$38,972,197

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$25,947	$25,640	$25,308	$29,561
Additional paid-in capital	36,751,891	36,315,737	35,823,588	41,874,961
Accumulated net realized loss	(4,706,245)	(6,091,424)	(6,506,997)	(3,898,759)
Accumulated undistributed net investment income	130,194	118,562	215,700	409,982
Net unrealized appreciation	1,984,318	2,348,117	1,364,003	556,452

Net assets applicable to common shares	$34,186,105	$32,716,632	$30,921,602	$38,972,197

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)	784	530	680	869

Common Shares Outstanding	2,594,650	2,564,036	2,530,846	2,956,067

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$13.18	$12.76	$12.22	$13.18

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Operations

	Year Ended September 30, 2011

Investment Income	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Interest	$11,342,357	$4,005,805	$1,931,829	$1,703,186

Total investment income	$11,342,357	$4,005,805	$1,931,829	$1,703,186

Expenses

Investment adviser fee	$1,101,017	$421,046	$214,128	$185,701
Trustees’ fees and expenses	6,828	2,924	1,732	1,570
Custodian fee	99,395	47,300	34,213	30,060
Transfer and dividend disbursing agent fees	19,151	18,771	18,727	18,771
Legal and accounting services	298,108	43,071	36,341	32,351
Printing and postage	31,998	12,370	8,541	8,736
Interest expense and fees	399,104	63,919	25,261	—
Preferred shares service fee	67,127	38,595	20,385	20,009
Miscellaneous	54,607	44,653	26,674	25,184

Total expenses	$2,077,335	$692,649	$386,002	$322,382

Deduct —
Reduction of custodian fee	$1,679	$982	$408	$239

Total expense reductions	$1,679	$982	$408	$239

Net expenses	$2,075,656	$691,667	$385,594	$322,143

Net investment income	$9,266,701	$3,314,138	$1,546,235	$1,381,043

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(4,046,755)	$(2,651,394)	$(674,253)	$(127,571)
Extinguishment of debt	(15,482)	(770)	—	—
Financial futures contracts	(1,929,845)	(1,244,294)	(315,829)	(137,747)
Swap contracts	(585,394)	(151,339)	(130,625)	(106,596)

Net realized loss	$(6,577,476)	$(4,047,797)	$(1,120,707)	$(371,914)

Change in unrealized appreciation (depreciation) —
Investments	$744,001	$1,542,208	$389,230	$(309,770)
Financial futures contracts	(205,084)	(234,865)	(25,827)	(230)
Swap contracts	(282,977)	(210,286)	(88,677)	(68,552)

Net change in unrealized appreciation (depreciation)	$255,940	$1,097,057	$274,726	$(378,552)

Net realized and unrealized loss	$(6,321,536)	$(2,950,740)	$(845,981)	$(750,466)

Distributions to preferred shareholders —
From net investment income	$(153,850)	$(87,975)	$(46,254)	$(45,419)

Net increase in net assets from operations	$2,791,315	$275,423	$654,000	$585,158

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Operations — continued

	Year Ended September 30, 2011

Investment Income	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Interest	$2,836,384	$2,773,096	$2,482,717	$3,181,143

Total investment income	$2,836,384	$2,773,096	$2,482,717	$3,181,143

Expenses

Investment adviser fee	$306,960	$296,950	$259,545	$341,241
Trustees’ fees and expenses	2,264	2,215	2,001	2,486
Custodian fee	39,885	39,261	36,187	41,784
Transfer and dividend disbursing agent fees	18,786	18,841	18,752	17,193
Legal and accounting services	37,103	41,691	35,899	39,890
Printing and postage	11,421	11,351	11,873	13,508
Interest expense and fees	50,056	88,690	6,699	31,106
Preferred shares service fee	29,434	19,896	25,528	32,624
Miscellaneous	26,093	30,402	28,472	25,708

Total expenses	$522,002	$549,297	$424,956	$545,540

Deduct —
Reduction of custodian fee	$729	$1,332	$584	$1,030

Total expense reductions	$729	$1,332	$584	$1,030

Net expenses	$521,273	$547,965	$424,372	$544,510

Net investment income	$2,315,111	$2,225,131	$2,058,345	$2,636,633

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(248,003)	$(1,179,883)	$76,484	$(110,266)
Extinguishment of debt	—	(3,489)	—	—
Financial futures contracts	(476,299)	(119,960)	(510,106)	—
Swap contracts	(189,493)	(252,116)	(144,953)	(956,752)

Net realized loss	$(913,795)	$(1,555,448)	$(578,575)	$(1,067,018)

Change in unrealized appreciation (depreciation) —
Investments	$(1,487,288)	$233,266	$(1,221,570)	$(548,417)
Financial futures contracts	(523,602)	(61,145)	(37,399)	60,111
Swap contracts	(128,483)	(215,498)	(71,015)	219,554

Net change in unrealized appreciation (depreciation)	$(2,139,373)	$(43,377)	$(1,329,984)	$(268,752)

Net realized and unrealized loss	$(3,053,168)	$(1,598,825)	$(1,908,559)	$(1,335,770)

Distributions to preferred shareholders —
From net investment income	$(67,619)	$(45,630)	$(58,829)	$(73,587)

Net increase (decrease) in net assets from operations	$(805,676)	$580,676	$90,957	$1,227,276

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Changes in Net Assets

	Year Ended September 30, 2011

Increase (Decrease) in Net Assets	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

From operations —
Net investment income	$9,266,701	$3,314,138	$1,546,235	$1,381,043
Net realized loss from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(6,577,476)	(4,047,797)	(1,120,707)	(371,914)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	255,940	1,097,057	274,726	(378,552)
Distributions to preferred shareholders —
From net investment income	(153,850)	(87,975)	(46,254)	(45,419)

Net increase in net assets from operations	$2,791,315	$275,423	$654,000	$585,158

Distributions to common shareholders —
From net investment income	$(9,538,162)	$(3,338,981)	$(1,481,919)	$(1,342,118)

Total distributions to common shareholders	$(9,538,162)	$(3,338,981)	$(1,481,919)	$(1,342,118)

Capital share transactions —
Reinvestment of distributions to common shareholders	$240,533	$68,979	$42,595	$4,962

Net increase in net assets from capital share transactions	$240,533	$68,979	$42,595	$4,962

Net decrease in net assets	$(6,506,314)	$(2,994,579)	$(785,324)	$(751,998)

Net Assets Applicable to Common Shares

At beginning of year	$126,814,058	$48,529,319	$25,919,749	$21,984,794

At end of year	$120,307,744	$45,534,740	$25,134,425	$21,232,796

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$993,508	$244,156	$149,686	$145,749

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2011

Increase (Decrease) in Net Assets	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

From operations —
Net investment income	$2,315,111	$2,225,131	$2,058,345	$2,636,633
Net realized loss from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(913,795)	(1,555,448)	(578,575)	(1,067,018)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(2,139,373)	(43,377)	(1,329,984)	(268,752)
Distributions to preferred shareholders —
From net investment income	(67,619)	(45,630)	(58,829)	(73,587)

Net increase (decrease) in net assets from operations	$(805,676)	$580,676	$90,957	$1,227,276

Distributions to common shareholders —
From net investment income	$(2,381,054)	$(2,226,059)	$(1,951,904)	$(2,564,189)

Total distributions to common shareholders	$(2,381,054)	$(2,226,059)	$(1,951,904)	$(2,564,189)

Capital share transactions —
Reinvestment of distributions to common shareholders	$150,425	$33,998	$56,745	$52,778

Net increase in net assets from capital share transactions	$150,425	$33,998	$56,745	$52,778

Net decrease in net assets	$(3,036,305)	$(1,611,385)	$(1,804,202)	$(1,284,135)

Net Assets Applicable to Common Shares

At beginning of year	$37,222,410	$34,328,017	$32,725,804	$40,256,332

At end of year	$34,186,105	$32,716,632	$30,921,602	$38,972,197

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$130,194	$118,562	$215,700	$409,982

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2010

Increase (Decrease) in Net Assets	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

From operations —
Net investment income	$9,570,039	$3,477,716	$1,553,462	$1,403,938
Net realized loss from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(1,561,454)	(1,587,601)	(298,284)	(542,490)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(30,895)	(86,548)	362,061	217,429
Distributions to preferred shareholders —
From net investment income	(182,756)	(103,957)	(54,821)	(54,182)

Net increase in net assets from operations	$7,794,934	$1,699,610	$1,562,418	$1,024,695

Distributions to common shareholders —
From net investment income	$(9,355,497)	$(3,320,673)	$(1,472,968)	$(1,321,557)

Total distributions to common shareholders	$(9,355,497)	$(3,320,673)	$(1,472,968)	$(1,321,557)

Capital share transactions —
Reinvestment of distributions to common shareholders	$224,935	$69,999	$59,710	$5,554

Net increase in net assets from capital share transactions	$224,935	$69,999	$59,710	$5,554

Net increase (decrease) in net assets	$(1,335,628)	$(1,551,064)	$149,160	$(291,308)

Net Assets Applicable to Common Shares

At beginning of year	$128,149,686	$50,080,383	$25,770,589	$22,276,102

At end of year	$126,814,058	$48,529,319	$25,919,749	$21,984,794

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$1,668,902	$387,428	$152,179	$163,357

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2010

Increase (Decrease) in Net Assets	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

From operations —
Net investment income	$2,432,248	$2,166,756	$2,088,302	$2,590,173
Net realized loss from investment transactions, financial futures contracts and swap contracts	(1,356,399)	(1,614,866)	(732,210)	(875,425)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	837,311	1,193,722	572,483	76,799
Distributions to preferred shareholders —
From net investment income	(80,417)	(54,269)	(69,754)	(87,380)

Net increase in net assets from operations	$1,832,743	$1,691,343	$1,858,821	$1,704,167

Distributions to common shareholders —
From net investment income	$(2,359,324)	$(2,249,070)	$(1,922,367)	$(2,471,203)

Total distributions to common shareholders	$(2,359,324)	$(2,249,070)	$(1,922,367)	$(2,471,203)

Capital share transactions —
Reinvestment of distributions to common shareholders	$120,969	$38,845	$79,243	$66,978

Net increase in net assets from capital share transactions	$120,969	$38,845	$79,243	$66,978

Net increase (decrease) in net assets	$(405,612)	$(518,882)	$15,697	$(700,058)

Net Assets Applicable to Common Shares

At beginning of year	$37,628,022	$34,846,899	$32,710,107	$40,956,390

At end of year	$37,222,410	$34,328,017	$32,725,804	$40,256,332

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$260,539	$255,427	$213,520	$390,713

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Cash Flows*

	Year Ended September 30, 2011

Cash Flows From Operating Activities	Municipal Fund II	California Fund II	New York Fund II

Net increase in net assets from operations	$2,791,315	$275,423	$580,676
Distributions to preferred shareholders	153,850	87,975	45,630

Net increase in net assets from operations excluding distributions to preferred shareholders	$2,945,165	$363,398	$626,306
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(25,823,576)	(25,853,942)	(9,688,075)
Investments sold	31,514,320	26,654,406	9,578,570
Net amortization/accretion of premium (discount)	(1,848,517)	(737,178)	(349,610)
Amortization of deferred debt issuance costs	20,391	2,557	6,027
Decrease (increase) in interest receivable	202,749	(55,730)	(38,222)
Decrease (increase) in receivable for investments sold	7,199,112	1,895,925	(27,691)
Decrease in receivable for variation margin on open financial futures contracts	1,734	—	—
Decrease (increase) in receivable from the transfer agent	(3,828)	743	958
Increase in payable for investments purchased	—	435,293	—
Increase in payable for when-issued securities	—	1,747,167	—
Increase in payable for variation margin on open financial futures contracts	27,203	16,485	2,500
Increase in payable for open swap contracts	282,977	210,286	215,498
Decrease in payable to affiliate for investment adviser fee	(3,393)	(1,580)	(854)
Decrease in interest expense and fees payable	(51,428)	(9,664)	(4,109)
Decrease in accrued expenses	(44,776)	(22,961)	(10,203)
Net change in unrealized (appreciation) depreciation from investments	(744,001)	(1,542,208)	(233,266)
Net realized loss from investments	4,046,755	2,651,394	1,179,883
Net realized loss on extinguishment of debt	15,482	770	3,489

Net cash provided by operating activities	$17,736,369	$5,755,161	$1,261,201

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(9,297,629)	$(3,270,002)	$(2,192,061)
Cash distributions paid to preferred shareholders	(154,384)	(87,936)	(45,675)
Proceeds from secured borrowings	8,415,000	1,440,000	5,255,000
Repayment of secured borrowings	(12,480,000)	(1,925,000)	(4,770,000)
Decrease in due to custodian	(557,866)	—	—

Net cash used in financing activities	$(14,074,879)	$(3,842,938)	$(1,752,736)

Net increase (decrease) in cash	$3,661,490	$1,912,223	$(491,535)

Cash at beginning of year	$—	$355,330	$935,378

Cash at end of year	$3,661,490	$2,267,553	$443,843

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$240,533	$68,979	$33,998
Cash paid for interest and fees	430,141	71,026	86,772

*	Statement of Cash Flows is not required for Massachusetts Fund, Michigan Fund, New Jersey Fund, Ohio Fund and Pennsylvania Fund.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Municipal Fund II

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$12.720	$12.880	$11.030	$15.470	$15.860

Income (Loss) From Operations

Net investment income(1)	$0.929	$0.961	$0.943	$1.037	$1.048
Net realized and unrealized gain (loss)	(0.638)	(0.164)	1.813	(4.159)	(0.383)
Distributions to preferred shareholders(1)
From net investment income	(0.015)	(0.018)	(0.058)	(0.168)	(0.303)
From net realized gain	—	—	—	(0.117)	—

Total income (loss) from operations	$0.276	$0.779	$2.698	$(3.407)	$0.362

Less Distributions to Common Shareholders

From net investment income	$(0.956)	$(0.939)	$(0.848)	$(0.747)	$(0.752)
From net realized gain	—	—	—	(0.286)	—

Total distributions to common shareholders	$(0.956)	$(0.939)	$(0.848)	$(1.033)	$(0.752)

Net asset value — End of year (Common shares)	$12.040	$12.720	$12.880	$11.030	$15.470

Market value — End of year (Common shares)	$13.280	$14.010	$13.370	$11.650	$14.550

Total Investment Return on Net Asset Value(2)	2.45%	6.26%	26.08%	(23.08)%	2.43	%(3)

Total Investment Return on Market Value(2)	2.60%	12.78%	23.88%	(13.61)%	(0.20	)%(3)

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$120,308	$126,814	$128,150	$109,648	$153,612
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees	1.50%	1.22%	1.28%	1.09%	1.00	%(5)
Interest and fee expense(6)	0.35%	0.38%	0.87%	0.93%	0.99%
Total expenses before custodian fee reduction	1.85%	1.60%	2.15%	2.02%	1.99	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.22%	1.27%	1.05%	0.99	%(5)
Net investment income	8.23%	7.86%	9.05%	7.40%	6.62%
Portfolio Turnover	12%	13%	22%	54%	31%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(4)
Expenses excluding interest and fees	1.07%	0.89%	0.89%	0.69%	0.64	%(5)
Interest and fee expense(6)	0.25%	0.28%	0.61%	0.60%	0.64%
Total expenses before custodian fee reduction	1.32%	1.17%	1.50%	1.29%	1.28	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.07%	0.89%	0.89%	0.67%	0.63	%(5)
Net investment income	5.89%	5.75%	6.32%	4.73%	4.25%

Senior Securities:
Total preferred shares outstanding	1,788	1,788	1,788	1,788	3,500
Asset coverage per preferred share(7)	$92,287	$95,926	$96,674	$86,356	$68,894
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	During the year ended September 30, 2007, the investment adviser fully reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss had no effect on total return.
(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(7)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(8)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	California Fund II

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$12.520	$12.940	$11.310	$15.020	$15.330

Income (Loss) From Operations

Net investment income(1)	$0.855	$0.898	$0.877	$0.983	$0.981
Net realized and unrealized gain (loss)	(0.761)	(0.433)	1.601	(3.583)	(0.301)
Distributions to preferred shareholders(1)
From net investment income	(0.023)	(0.027)	(0.084)	(0.233)	(0.282)
From net realized gain	—	—	—	(0.053)	—

Total income (loss) from operations	$0.071	$0.438	$2.394	$(2.886)	$0.398

Less Distributions to Common Shareholders

From net investment income	$(0.861)	$(0.858)	$(0.764)	$(0.693)	$(0.708)
From net realized gain	—	—	—	(0.131)	—

Total distributions to common shareholders	$(0.861)	$(0.858)	$(0.764)	$(0.824)	$(0.708)

Net asset value — End of year (Common shares)	$11.730	$12.520	$12.940	$11.310	$15.020

Market value — End of year (Common shares)	$12.260	$13.250	$12.500	$10.250	$14.250

Total Investment Return on Net Asset Value(2)	1.31%	3.93%	23.06%	(19.81)%	2.75%

Total Investment Return on Market Value(2)	0.06%	13.86%	31.17%	(23.40)%	2.11%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$45,535	$48,529	$50,080	$43,718	$58,010
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.47%	1.39%	1.51%	1.23%	1.11	%(4)
Interest and fee expense(5)	0.15%	0.16%	0.37%	0.42%	0.50%
Total expenses before custodian fee reduction	1.62%	1.55%	1.88%	1.65%	1.61	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.38%	1.50%	1.19%	1.09	%(4)
Net investment income	7.75%	7.47%	8.23%	7.11%	6.42%
Portfolio Turnover	34%	17%	17%	22%	37%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	0.92%	0.89%	0.93%	0.76%	0.71	%(4)
Interest and fee expense(5)	0.09%	0.11%	0.23%	0.26%	0.32%
Total expenses before custodian fee reduction	1.01%	1.00%	1.16%	1.02%	1.03	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.92%	0.89%	0.93%	0.74%	0.69	%(4)
Net investment income	4.84%	4.81%	5.07%	4.42%	4.09%

Senior Securities:
Total preferred shares outstanding	1,028	1,028	1,028	1,028	1,350
Asset coverage per preferred share(6)	$69,295	$72,208	$73,719	$67,578	$67,980
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(7)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Massachusetts Fund

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$14.710	$14.660	$12.130	$15.090	$15.640

Income (Loss) From Operations

Net investment income(1)	$0.876	$0.882	$0.901	$0.981	$0.969
Net realized and unrealized gain (loss)	(0.490)	0.036	2.486	(2.981)	(0.540)
Distributions to preferred shareholders(1)
From net investment income	(0.026)	(0.031)	(0.099)	(0.289)	(0.293)

Total income (loss) from operations	$0.360	$0.887	$3.288	$(2.289)	$0.136

Less Distributions to Common Shareholders

From net investment income	$(0.840)	$(0.837)	$(0.758)	$(0.671)	$(0.686)

Total distributions to common shareholders	$(0.840)	$(0.837)	$(0.758)	$(0.671)	$(0.686)

Net asset value — End of year (Common shares)	$14.230	$14.710	$14.660	$12.130	$15.090

Market value — End of year (Common shares)	$14.320	$15.160	$15.250	$13.780	$14.820

Total Investment Return on Net Asset Value(2)	3.06%	6.43%	28.42%	(15.70)%	0.88	%(3)

Total Investment Return on Market Value(2)	0.64%	5.44%	17.59%	(2.46)%	(3.72	)%(3)

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$25,134	$25,920	$25,771	$21,311	$26,476
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees	1.54%	1.45%	1.69%	1.41%	1.25	%(5)
Interest and fee expense(6)	0.11%	0.09%	0.23%	0.71%	0.98%
Total expenses before custodian fee reduction	1.65%	1.54%	1.92%	2.12%	2.23	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.45%	1.68%	1.38%	1.25	%(5)
Net investment income	6.60%	6.29%	7.41%	6.83%	6.27%
Portfolio Turnover	27%	27%	43%	12%	15%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(4)
Expenses excluding interest and fees	0.97%	0.94%	1.03%	0.88%	0.81	%(5)
Interest and fee expense(6)	0.07%	0.05%	0.14%	0.45%	0.62%
Total expenses before custodian fee reduction	1.04%	0.99%	1.17%	1.33%	1.43	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.97%	0.94%	1.03%	0.87%	0.80	%(5)
Net investment income	4.18%	4.06%	4.53%	4.27%	3.99%

Senior Securities:
Total preferred shares outstanding	543	543	543	543	620
Asset coverage per preferred share(7)	$71,288	$72,737	$72,462	$64,287	$67,711
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	During the year ended September 30, 2007, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.
(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(7)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(8)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Michigan Fund

	Year Ended September 30,

	2011	2010	2009	2008		2007

Net asset value — Beginning of year (Common shares)	$14.540	$14.730	$12.570	$15.150		$15.430

Income (Loss) From Operations

Net investment income(1)	$0.913	$0.928	$0.925	$0.975		$0.985
Net realized and unrealized gain (loss)	(0.496)	(0.208)	2.110	(2.590)		(0.309)
Distributions to preferred shareholders(1)
From net investment income	(0.030)	(0.036)	(0.113)	(0.295)		(0.288)

Total income (loss) from operations	$0.387	$0.684	$2.922	$(1.910)		$0.388

Less Distributions to Common Shareholders

From net investment income	$(0.887)	$(0.874)	$(0.762)	$(0.670)		$(0.668)

Total distributions to common shareholders	$(0.887)	$(0.874)	$(0.762)	$(0.670)		$(0.668)

Net asset value — End of year (Common shares)	$14.040	$14.540	$14.730	$12.570		$15.150

Market value — End of year (Common shares)	$13.610	$14.430	$13.900	$10.400		$14.030

Total Investment Return on Net Asset Value(2)	3.25%	5.16%	25.29%	(12.66	)%(3)	2.81%

Total Investment Return on Market Value(2)	0.85%	10.60%	42.90%	(21.97	)%(3)	3.53%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$21,233	$21,985	$22,276	$19,007		$22,912
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees	1.58%	1.49%	1.70%	1.49%		1.29	%(5)
Interest and fee expense(6)	—	—	—	0.54%		0.98%
Total expenses before custodian fee reduction	1.58%	1.49%	1.70%	2.03%		2.27	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.58%	1.49%	1.69%	1.48%		1.27	%(5)
Net investment income	6.76%	6.55%	7.30%	6.72%		6.43%
Portfolio Turnover	5%	2%	9%	11%		6%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(4)
Expenses excluding interest and fees	0.96%	0.92%	1.00%	0.93%		0.81	%(5)
Interest and fee expense(6)	—	—	—	0.33%		0.62%
Total expenses before custodian fee reduction	0.96%	0.92%	1.00%	1.26%		1.43	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.96%	0.92%	1.00%	0.92%		0.80	%(5)
Net investment income	4.09%	4.04%	4.30%	4.16%		4.06%

Senior Securities:
Total preferred shares outstanding	533	533	533	540		540
Asset coverage per preferred share(7)	$64,837	$66,248	$66,794	$60,199		$67,442
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000		$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000		$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	During the year ended September 30, 2008, the investment adviser fully reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss had no effect on total return.
(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(7)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(8)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	New Jersey Fund

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$14.410	$14.620	$11.980	$15.690	$15.840

Income (Loss) From Operations

Net investment income(1)	$0.895	$0.943	$0.926	$0.982	$0.996
Net realized and unrealized gain (loss)	(1.179)	(0.207)	2.740	(3.393)	(0.150)
Distributions to preferred shareholders(1)
From net investment income	(0.026)	(0.031)	(0.088)	(0.196)	(0.286)
From net realized gain	—	—	(0.016)	(0.114)	—

Total income (loss) from operations	$(0.310)	$0.705	$3.562	$(2.721)	$0.560

Less Distributions to Common Shareholders

From net investment income	$(0.920)	$(0.915)	$(0.819)	$(0.706)	$(0.710)
From net realized gain	—	—	(0.103)	(0.283)	—

Total distributions to common shareholders	$(0.920)	$(0.915)	$(0.922)	$(0.989)	$(0.710)

Net asset value — End of year (Common shares)	$13.180	$14.410	$14.620	$11.980	$15.690

Market value — End of year (Common shares)	$13.370	$15.350	$14.730	$11.880	$14.790

Total Investment Return on Net Asset Value(2)	(1.80)%	5.10%	31.84%	(18.15)%	3.64%

Total Investment Return on Market Value(2)	(6.49)%	11.12%	33.95%	(13.88)%	(5.66)%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$34,186	$37,222	$37,628	$30,776	$40,262
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.42%	1.36%	1.53%	1.33%	1.14	%(4)
Interest and fee expense(5)	0.15%	0.17%	0.46%	1.16%	0.92%
Total expenses before custodian fee reduction	1.57%	1.53%	1.99%	2.49%	2.06	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.41%	1.36%	1.52%	1.28%	1.11	%(4)
Net investment income	6.96%	6.79%	7.81%	6.72%	6.29%
Portfolio Turnover	4%	8%	39%	48%	27%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	0.90%	0.88%	0.93%	0.84%	0.73	%(4)
Interest and fee expense(5)	0.09%	0.11%	0.28%	0.73%	0.59%
Total expenses before custodian fee reduction	0.99%	0.99%	1.21%	1.57%	1.32	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.89%	0.88%	0.92%	0.81%	0.72	%(4)
Net investment income	4.38%	4.39%	4.75%	4.24%	4.05%

Senior Securities:
Total preferred shares outstanding	784	784	784	812	900
Asset coverage per preferred share(6)	$68,605	$72,478	$72,996	$62,907	$69,751
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(7)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	New York Fund II

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$13.400	$13.620	$11.530	$15.240	$15.760

Income (Loss) From Operations

Net investment income(1)	$0.868	$0.847	$0.857	$0.938	$0.969
Net realized and unrealized gain (loss)	(0.621)	(0.167)	2.087	(3.483)	(0.256)
Distributions to preferred shareholders(1)
From net investment income	(0.018)	(0.021)	(0.066)	(0.237)	(0.209)
From net realized gain	—	—	—	(0.049)	(0.079)

Total income (loss) from operations	$0.229	$0.659	$2.878	$(2.831)	$0.425

Less Distributions to Common Shareholders

From net investment income	$(0.869)	$(0.879)	$(0.788)	$(0.699)	$(0.697)
From net realized gain	—	—	—	(0.180)	(0.248)

Total distributions to common shareholders	$(0.869)	$(0.879)	$(0.788)	$(0.879)	$(0.945)

Net asset value — End of year (Common shares)	$12.760	$13.400	$13.620	$11.530	$15.240

Market value — End of year (Common shares)	$12.890	$14.000	$13.610	$10.580	$14.440

Total Investment Return on Net Asset Value(2)	2.16%	5.20%	26.71%	(19.25)%	3.00%

Total Investment Return on Market Value(2)	(1.21)%	9.99%	37.98%	(21.80)%	6.66%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$32,717	$34,328	$34,847	$29,459	$38,947
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.47%	1.41%	1.51%	1.33%	1.16	%(4)
Interest and fee expense(5)	0.28%	0.28%	0.63%	0.46%	0.46%
Total expenses before custodian fee reduction	1.75%	1.69%	2.14%	1.79%	1.62	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.46%	1.41%	1.50%	1.28%	1.14	%(4)
Net investment income	7.07%	6.49%	7.67%	6.67%	6.24%
Portfolio Turnover	17%	13%	30%	44%	38%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.03%	1.01%	1.03%	0.83%	0.74	%(4)
Interest and fee expense(5)	0.20%	0.20%	0.43%	0.29%	0.29%
Total expenses before custodian fee reduction	1.23%	1.21%	1.46%	1.12%	1.03	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.02%	1.01%	1.02%	0.80%	0.73	%(4)
Net investment income	4.98%	4.65%	5.24%	4.17%	3.98%

Senior Securities:
Total preferred shares outstanding	530	530	530	530	900
Asset coverage per preferred share(6)	$86,730	$89,770	$90,749	$80,583	$68,285
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(7)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Ohio Fund

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$12.960	$12.980	$11.330	$14.970	$15.330

Income (Loss) From Operations

Net investment income(1)	$0.814	$0.828	$0.846	$0.948	$0.966
Net realized and unrealized gain (loss)	(0.759)	(0.058)	1.592	(3.665)	(0.361)
Distributions to preferred shareholders(1)
From net investment income	(0.023)	(0.028)	(0.101)	(0.298)	(0.301)

Total income (loss) from operations	$0.032	$0.742	$2.337	$(3.015)	$0.304

Less Distributions to Common Shareholders

From net investment income	$(0.772)	$(0.762)	$(0.687)	$(0.625)	$(0.664)

Total distributions to common shareholders	$(0.772)	$(0.762)	$(0.687)	$(0.625)	$(0.664)

Net asset value — End of year (Common shares)	$12.220	$12.960	$12.980	$11.330	$14.970

Market value — End of year (Common shares)	$12.780	$14.100	$13.250	$11.250	$13.710

Total Investment Return on Net Asset Value(2)	0.65%	6.04%	22.05%	(20.51)%	2.17%

Total Investment Return on Market Value(2)	(3.25)%	13.01%	25.48%	(13.81)%	(1.75)%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$30,922	$32,726	$32,710	$28,495	$37,617
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.42%	1.36%	1.57%	1.35%	1.16	%(4)
Interest and fee expense(5)	0.02%	0.02%	0.10%	0.29%	0.53%
Total expenses before custodian fee reduction	1.44%	1.38%	1.67%	1.64%	1.69	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.42%	1.36%	1.57%	1.33%	1.14	%(4)
Net investment income	6.98%	6.61%	7.87%	6.82%	6.33%
Portfolio Turnover	10%	11%	18%	22%	30%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	0.90%	0.88%	0.95%	0.83%	0.74	%(4)
Interest and fee expense(5)	0.01%	0.01%	0.06%	0.18%	0.34%
Total expenses before custodian fee reduction	0.91%	0.89%	1.01%	1.01%	1.08	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.90%	0.88%	0.95%	0.82%	0.72	%(4)
Net investment income	4.43%	4.30%	4.77%	4.19%	4.03%

Senior Securities:
Total preferred shares outstanding	680	680	680	875	875
Asset coverage per preferred share(6)	$70,474	$73,128	$73,104	$57,579	$67,991
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(7)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Pennsylvania Fund

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$13.640	$13.900	$12.030	$15.270	$15.470

Income (Loss) From Operations

Net investment income(1)	$0.893	$0.878	$0.889	$0.995	$0.995
Net realized and unrealized gain (loss)	(0.460)	(0.270)	2.123	(3.047)	(0.209)
Distributions to preferred shareholders(1)
From net investment income	(0.025)	(0.030)	(0.071)	(0.236)	(0.291)
From net realized gain	—	—	(0.045)	(0.076)	—

Total income (loss) from operations	$0.408	$0.578	$2.896	$(2.364)	$0.495

Less Distributions to Common Shareholders

From net investment income	$(0.868)	$(0.838)	$(0.753)	$(0.693)	$(0.695)
From net realized gain	—	—	(0.273)	(0.183)	—

Total distributions to common shareholders	$(0.868)	$(0.838)	$(1.026)	$(0.876)	$(0.695)

Net asset value — End of year (Common shares)	$13.180	$13.640	$13.900	$12.030	$15.270

Market value — End of year (Common shares)	$13.030	$14.230	$14.600	$13.400	$14.150

Total Investment Return on Net Asset Value(2)	3.63%	4.53%	27.36%	(16.07)%	3.44%

Total Investment Return on Market Value(2)	(1.79)%	3.82%	20.09%	0.88%	(1.28)%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$38,972	$40,256	$40,956	$35,413	$44,955
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.41%	1.36%	1.52%	1.30%	1.15	%(4)
Interest and fee expense(5)	0.08%	0.07%	0.17%	1.03%	0.83%
Total expenses before custodian fee reduction	1.49%	1.43%	1.69%	2.33%	1.98	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.40%	1.36%	1.51%	1.28%	1.12	%(4)
Net investment income	7.19%	6.67%	7.80%	6.86%	6.45%
Portfolio Turnover	12%	19%	8%	28%	24%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	0.88%	0.87%	0.91%	0.81%	0.73	%(4)
Interest and fee expense(5)	0.05%	0.05%	0.10%	0.64%	0.53%
Total expenses before custodian fee reduction	0.93%	0.92%	1.01%	1.45%	1.26	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.88%	0.87%	0.90%	0.80%	0.71	%(4)
Net investment income	4.51%	4.28%	4.68%	4.26%	4.10%

Senior Securities:
Total preferred shares outstanding	869	869	869	1,040	1,040
Asset coverage per preferred share(6)	$69,847	$71,327	$72,133	$59,091	$68,233
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(7)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Municipal Bond Fund II (Municipal Fund II), Eaton Vance California Municipal Bond Fund II (California Fund II), Eaton Vance Massachusetts Municipal Bond Fund (Massachusetts Fund), Eaton Vance Michigan Municipal Bond Fund (Michigan Fund), Eaton Vance New Jersey Municipal Bond Fund (New Jersey Fund), Eaton Vance New York Municipal Bond Fund II (New York Fund II), Eaton Vance Ohio Municipal Bond Fund (Ohio Fund) and Eaton Vance Pennsylvania Municipal Bond Fund (Pennsylvania Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies, except for Municipal Fund II, which is a diversified, closed-end management investment company. Each Fund seeks to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2011, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Expiration Date	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

September 30, 2013	$—	$—	$179,329	$384,407
September 30, 2016	658,427	52,500	—	1,883
September 30, 2017	2,011,041	1,365,711	94,578	—
September 30, 2018	11,539,291	3,330,399	1,054,999	579,696
September 30, 2019	1,277,303	1,539,887	225,669	515,704

	$15,486,062	$6,288,497	$1,554,575	$1,481,690

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Expiration Date	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

September 30, 2013	$—	$—	$321,978	$—
September 30, 2016	—	41,818	83,319	—
September 30, 2017	244,927	1,233,356	1,620,085	—
September 30, 2018	2,060,337	1,545,637	3,381,936	1,949,047
September 30, 2019	1,369,694	1,548,104	669,118	925,899

	$3,674,958	$4,368,915	$6,076,436	$2,874,946

In addition, such capital loss carryforwards cannot be utilized prior to the utilization of new capital losses, if any, created after September 30, 2011.

Additionally, at September 30, 2011, the Municipal Fund II, California Fund II, Massachusetts Fund, Michigan Fund, New Jersey Fund, New York Fund II, Ohio Fund and Pennsylvania Fund had net capital losses of $7,531,552, $4,278,206, $1,148,638, $385,565, $1,622,131, $1,845,065, $640,569 and $970,585, respectively, attributable to security transactions incurred after October 31, 2010. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2012.

As of September 30, 2011, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service.

D Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

E Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At September 30, 2011, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

		Municipal Fund II	California Fund II	Massachusetts Fund

Floating Rate Notes Outstanding		$54,995,000	$9,885,000	$3,330,000
Interest Rate or Range of Interest Rates (%)		0.14 - 0.36	0.16 - 0.28	0.16 - 0.17
Collateral for Floating Rate Notes Outstanding		$63,946,505	$11,417,009	$4,307,304

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Floating Rate Notes Outstanding	$4,790,000	$11,820,000	$250,000	$2,040,000
Interest Rate or Range of Interest Rates (%)	0.17 - 0.36	0.14 - 0.17	0.21 - 0.22	0.16 - 0.21
Collateral for Floating Rate Notes Outstanding	$6,307,166	$13,933,630	$509,450	$3,208,660

For the year ended September 30, 2011, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were as follows:

		Municipal Fund II	California Fund II	Massachusetts Fund

Average Floating Rate Notes Outstanding		$54,442,603	$9,214,315	$3,330,000
Average Interest Rate		0.73%	0.69%	0.76%

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Average Floating Rate Notes Outstanding	$5,382,559	$11,604,233	$685,178	$3,638,877
Average Interest Rate	0.93%	0.76%	0.98%	0.85%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2011.

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

J Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Auction Preferred Shares

Each Fund issued Auction Preferred Shares (APS) on January 15, 2003 in a public offering. The underwriting discounts and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares of each respective Fund. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of September 30, 2011 is as follows:

APS Issued and
Fund	Outstanding

Municipal II
Series A	894
Series B	894
California II	1,028
Massachusetts	543
Michigan	533
New Jersey	784
New York II	530
Ohio	680
Pennsylvania	869

The APS are redeemable at the option of each Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if a Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Fund is required to maintain certain asset coverage with respect to the APS as defined in the Funds’ By-laws and the 1940 Act. Each Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3 Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at September 30, 2011, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend	Dividends	Average APS	Dividend
	Rates at	Accrued to APS	Dividend	Rate
Fund	September 30, 2011	Shareholders	Rates	Ranges (%)

Municipal II
Series A	0.24%	$76,508	0.34%	0.11–0.69
Series B	0.26	77,342	0.35	0.11–0.69
California II	0.24	87,975	0.34	0.11–0.69
Massachusetts	0.24	46,254	0.34	0.11–0.69
Michigan	0.24	45,419	0.34	0.11–0.50
New Jersey	0.24	67,619	0.34	0.11–0.69
New York II	0.24	45,630	0.34	0.11–0.69
Ohio	0.26	58,829	0.35	0.11–0.69
Pennsylvania	0.24	73,587	0.34	0.11–0.50

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Funds’ APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of September 30, 2011.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2011 and September 30, 2010 was as follows:

Year Ended September 30, 2011	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Distributions declared from:
Tax-exempt income	$9,690,853	$3,412,033	$1,528,173	$1,387,537
Ordinary income	$1,159	$14,923	$—	$—

Year Ended September 30, 2011	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Distributions declared from:
Tax-exempt income	$2,431,398	$2,260,691	$2,009,397	$2,598,732
Ordinary income	$17,275	$10,998	$1,336	$39,044

Year Ended September 30, 2010	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Distributions declared from:
Tax-exempt income	$9,537,273	$3,424,169	$1,527,589	$1,375,739
Ordinary income	$980	$461	$200	$—

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Year Ended September 30, 2010	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Distributions declared from:
Tax-exempt income	$2,438,432	$2,303,145	$1,990,886	$2,558,583
Ordinary income	$1,309	$194	$1,235	$—

During the year ended September 30, 2011, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount.

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Change in:
Accumulated net realized loss	$250,083	$30,454	$20,555	$11,114
Accumulated undistributed net investment income	$(250,083)	$(30,454)	$(20,555)	$(11,114)

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Change in:
Accumulated net realized loss	$(3,217)	$90,307	$45,432	$(20,412)
Accumulated undistributed net investment income	$3,217	$(90,307)	$(45,432)	$20,412

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Undistributed tax-exempt income	$1,237,980	$244,499	$149,777	$146,017
Capital loss carryforward and post October losses	$(23,017,614)	$(10,566,703)	$(2,703,213)	$(1,867,255)
Net unrealized appreciation	$452,136	$850,521	$2,654,200	$1,513,178
Other temporary differences	$(1,409)	$(343)	$(91)	$(268)

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Undistributed tax-exempt income	$130,718	$118,828	$216,543	$410,127
Capital loss carryforward and post October losses	$(5,297,089)	$(6,213,980)	$(6,717,005)	$(3,845,531)
Net unrealized appreciation	$2,575,162	$2,470,673	$1,574,011	$503,224
Other temporary differences	$(524)	$(266)	$(843)	$(145)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, the timing of recognizing distributions to shareholders, futures contracts, accretion of market discount, expenditures on defaulted bonds and residual interest bonds.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.55% of each Fund’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund, and the amount of any outstanding APS issued by the Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of a

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Fund’s APS then outstanding and the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Fund. EVM also serves as the administrator of each Fund, but receives no compensation. For the year ended September 30, 2011, the investment adviser fees were as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Investment Adviser Fee	$1,101,017	$421,046	$214,128	$185,701

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Investment Adviser Fee	$306,960	$296,950	$259,545	$341,241

Except for Trustees of the Funds who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

5 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2011 were as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Purchases	$25,823,576	$25,853,942	$10,867,134	$1,506,313
Sales	$31,514,320	$26,654,406	$11,785,604	$3,003,594

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Purchases	$2,272,514	$9,688,075	$4,836,273	$7,183,402
Sales	$8,858,762	$9,578,570	$6,892,329	$10,299,664

6 Common Shares of Beneficial Interest

Common shares issued pursuant to the Funds’ dividend reinvestment plan for the years ended September 30, 2011 and September 30, 2010 were as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Year Ended September 30, 2011	19,997	6,283	3,205	372
Year Ended September 30, 2010	17,591	5,807	4,173	391

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Year Ended September 30, 2011	11,653	2,773	4,815	4,284
Year Ended September 30, 2010	8,500	2,956	6,248	5,032

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

7 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2011, as determined on a federal income tax basis, were as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Aggregate cost	$158,306,442	$68,703,298	$34,921,504	$31,813,829

Gross unrealized appreciation	$12,083,345	$4,352,504	$3,153,440	$2,165,104
Gross unrealized depreciation	(11,278,669)	(3,288,990)	(397,885)	(572,604)

Net unrealized appreciation	$804,676	$1,063,514	$2,755,555	$1,592,500

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Aggregate cost	$46,880,287	$42,313,397	$45,321,494	$59,305,286

Gross unrealized appreciation	$3,499,761	$3,407,699	$3,119,290	$2,641,201
Gross unrealized depreciation	(777,707)	(701,999)	(1,457,144)	(2,020,464)

Net unrealized appreciation	$2,722,054	$2,705,700	$1,662,146	$620,737

8 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2011 is as follows:

Futures Contracts
						Net Unrealized
	Expiration			Aggregate		Appreciation
Fund	Date	Contracts	Position	Cost	Value	(Depreciation)

Municipal II	12/11	35 U.S. 10-Year Treasury Note	Short	$(4,518,373)	$(4,553,281)	$(34,908)
	12/11	44 U.S. 30-Year Treasury Bond	Short	(5,965,701)	(6,275,500)	(309,799)

California II	12/11	25 U.S. 10-Year Treasury Note	Short	$(3,226,517)	$(3,252,344)	$(25,827)
	12/11	28 U.S. 30-Year Treasury Bond	Short	(3,796,355)	(3,993,500)	(197,145)

Massachusetts	12/11	25 U.S. 10-Year Treasury Note	Short	$(3,226,517)	$(3,252,344)	$(25,827)

New Jersey	12/11	75 U.S. 30-Year Treasury Bond	Short	$(10,183,710)	$(10,696,875)	$(513,165)

New York II	12/11	40 U.S. 10-Year Treasury Note	Short	$(5,162,427)	$(5,203,750)	$(41,323)

Ohio	12/11	10 U.S. 10-Year Treasury Note	Short	$(1,290,919)	$(1,300,937)	$(10,018)
	12/11	10 U.S. 30-Year Treasury Bond	Short	(1,355,841)	(1,426,250)	(70,409)

Pennsylvania	12/11	25 U.S. 30-Year Treasury Bond	Short	$(3,625,736)	$(3,565,625)	$60,111

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Interest Rate Swaps
Municipal Fund II
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$3,000,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(352,540)

$(352,540)

California Fund II
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$1,812,500	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(212,993)

$(212,993)

Massachusetts Fund
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$862,500	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(101,355)

$(101,355)

Michigan Fund
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$675,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(79,322)

$(79,322)

New Jersey Fund
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$1,250,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(146,892)

$(146,892)

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Interest Rate Swaps (continued)
New York Fund II
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$2,000,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(235,027)

$(235,027)

Ohio Fund
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$750,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(88,135)

$(88,135)

Pennsylvania Fund
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$1,000,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(117,513)

$(117,513)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2011, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, each Fund enters into interest rate swap contracts. The Funds also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At September 30, 2011, the fair value of interest rate swaps with credit-related contingent features in a net liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at September 30, 2011 is disclosed in a note to each Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which a Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At September 30, 2011, the maximum amount of loss the Funds would incur due to counterparty risk was equal to the fair value of the asset derivative related to interest rate swaps included in the table below for each respective Fund. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of a Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2011 were as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Asset Derivative:
Futures Contracts(1)	$—	$—	$—	$—
Interest Rate Swaps(2)	—	—	—	—

Total	$—	$—	$—	$—

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Asset Derivative:
Futures Contracts(1)	$—	$—	$—	$60,111
Interest Rate Swaps(2)	—	—	—	—

Total	$—	$—	$—	$60,111

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Liability Derivative:
Futures Contracts(1)	$(344,707)	$(222,972)	$(25,827)	$—
Interest Rate Swaps(2)	(352,540)	(212,993)	(101,355)	(79,322)

Total	$(697,247)	$(435,965)	$(127,182)	$(79,322)

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Liability Derivative:
Futures Contracts(1)	$(513,165)	$(41,323)	$(80,427)	$—
Interest Rate Swaps(2)	(146,892)	(235,027)	(88,135)	(117,513)

Total	$(660,057)	$(276,350)	$(168,562)	$(117,513)

(1)	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation (depreciation).

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2011 was as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Realized Gain (Loss) on Derivatives Recognized in Income(1)	$(2,515,239)	$(1,395,633)	$(446,454)	$(244,343)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)	$(488,061)	$(445,151)	$(114,504)	$(68,782)

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Realized Gain (Loss) on Derivatives Recognized in Income(1)	$(665,792)	$(372,076)	$(655,059)	$(956,752)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)	$(652,085)	$(276,643)	$(108,414)	$279,665

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended September 30, 2011, which are indicative of the volume of these derivative types, were approximately as follows:

	Municipal Fund II	California Fund II	Massachusetts Fund	Michigan Fund

Average Notional Amount:
Futures Contracts	$12,146,000	$5,338,000	$1,731,000	$569,000
Interest Rate Swaps	$5,538,000	$1,812,500	$1,307,000	$1,056,000

	New Jersey Fund	New York Fund II	Ohio Fund	Pennsylvania Fund

Average Notional Amount:
Futures Contracts	$6,654,000	$3,692,000	$3,538,000	$192,000
Interest Rate Swaps	$1,895,000	$2,645,000	$1,374,000	$4,383,000

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2011, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Municipal Fund II
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$214,106,118	$—	$214,106,118

Total Investments	$—	$214,106,118	$—	$214,106,118

Liability Description

Futures Contracts	$(344,707)	$—	$—	$(344,707)
Interest Rate Swaps	—	(352,540)	—	(352,540)

Total	$(344,707)	$(352,540)	$—	$(697,247)

California Fund II
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$79,651,812	$—	$79,651,812

Total Investments	$—	$79,651,812	$—	$79,651,812

Liability Description

Futures Contracts	$(222,972)	$—	$—	$(222,972)
Interest Rate Swaps	—	(212,993)	—	(212,993)

Total	$(222,972)	$(212,993)	$—	$(435,965)

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Massachusetts Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$41,007,059	$—	$41,007,059

Total Investments	$—	$41,007,059	$—	$41,007,059

Liability Description

Futures Contracts	$(25,827)	$—	$—	$(25,827)
Interest Rate Swaps	—	(101,355)	—	(101,355)

Total	$(25,827)	$(101,355)	$—	$(127,182)

Michigan Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$33,406,329	$—	$33,406,329

Total Investments	$—	$33,406,329	$—	$33,406,329

Liability Description

Interest Rate Swaps	$—	$(79,322)	$—	$(79,322)

Total	$—	$(79,322)	$—	$(79,322)

New Jersey Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$54,392,341	$—	$54,392,341

Total Investments	$—	$54,392,341	$—	$54,392,341

Liability Description

Futures Contracts	$(513,165)	$—	$—	$(513,165)
Interest Rate Swaps	—	(146,892)	—	(146,892)

Total	$(513,165)	$(146,892)	$—	$(660,057)

New York Fund II
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$56,839,097	$—	$56,839,097

Total Investments	$—	$56,839,097	$—	$56,839,097

Liability Description

Futures Contracts	$(41,323)	$—	$—	$(41,323)
Interest Rate Swaps	—	(235,027)	—	(235,027)

Total	$(41,323)	$(235,027)	$—	$(276,350)

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Ohio Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$47,233,640	$—	$47,233,640

Total Investments	$—	$47,233,640	$—	$47,233,640

Liability Description

Futures Contracts	$(80,427)	$—	$—	$(80,427)
Interest Rate Swaps	—	(88,135)	—	(88,135)

Total	$(80,427)	$(88,135)	$—	$(168,562)

Pennsylvania Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$61,966,023	$—	$61,966,023

Total Investments	$—	$61,966,023	$—	$61,966,023

Futures Contracts	$60,111	$—	$—	$60,111

Total	$60,111	$61,966,023	$—	$62,026,134

Liability Description

Interest Rate Swaps	$—	$(117,513)	$—	$(117,513)

Total	$—	$(117,513)	$—	$(117,513)

The Funds held no investments or other financial instruments as of September 30, 2010 whose fair value was determined using Level 3 inputs. At September 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Bond Fund II, Eaton Vance California Municipal Bond Fund II, Eaton Vance Massachusetts Municipal Bond Fund, Eaton Vance Michigan Municipal Bond Fund, Eaton Vance New Jersey Municipal Bond Fund, Eaton Vance New York Municipal Bond Fund II, Eaton Vance Ohio Municipal Bond Fund, and Eaton Vance Pennsylvania Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Municipal Bond Fund II, Eaton Vance California Municipal Bond Fund II, Eaton Vance Massachusetts Municipal Bond Fund, Eaton Vance Michigan Municipal Bond Fund, Eaton Vance New Jersey Municipal Bond Fund, Eaton Vance New York Municipal Bond Fund II, Eaton Vance Ohio Municipal Bond Fund, and Eaton Vance Pennsylvania Municipal Bond Fund, including the portfolios of investments, as of September 30, 2011, and the related statements of operations and the statements of cash flows of Eaton Vance Municipal Bond Fund II, Eaton Vance California Municipal Bond Fund II, and Eaton Vance New York Municipal Bond Fund II for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Municipal Bond Fund II, Eaton Vance California Municipal Bond Fund II, Eaton Vance Massachusetts Municipal Bond Fund, Eaton Vance Michigan Municipal Bond Fund, Eaton Vance New Jersey Municipal Bond Fund, Eaton Vance New York Municipal Bond Fund II, Eaton Vance Ohio Municipal Bond Fund, and Eaton Vance Pennsylvania Municipal Bond Fund as of September 30, 2011, the results of their operations and the cash flows of Eaton Vance Municipal Bond Fund II, Eaton Vance California Municipal Bond Fund II, and Eaton Vance New York Municipal Bond Fund II for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 16, 2011

Eaton Vance
Municipal Bond Funds

September 30, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

Eaton Vance Municipal Bond Fund II	99.99%
Eaton Vance California Municipal Bond Fund II	99.56%
Eaton Vance Massachusetts Municipal Bond Fund	100.00%
Eaton Vance Michigan Municipal Bond Fund	100.00%
Eaton Vance New Jersey Municipal Bond Fund	99.29%
Eaton Vance New York Municipal Bond Fund II	99.52%
Eaton Vance Ohio Municipal Bond Fund	99.93%
Eaton Vance Pennsylvania Municipal Bond Fund	98.52%

Eaton Vance
Municipal Bond Funds

September 30, 2011

Annual Meeting of Shareholders (Unaudited)

The Funds held their Annual Meeting of Shareholders on July 22, 2011. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman and Helen Frame Peters as Class III Trustees of each Fund for a term expiring in 2014.

	Nominee for Class III Trustee	Nominee for Class III Trustee
	Elected by All Shareholders:	Elected by All Shareholders:
Fund	Ronald A. Pearlman	Helen Frame Peters

Municipal Fund II
For	9,149,534	9,161,200
Withheld	395,909	384,243
California Fund II
For	3,525,802	3,515,569
Withheld	161,223	171,456
Massachusetts Fund
For	1,669,477	1,669,477
Withheld	17,210	17,210
Michigan Fund
For	1,444,785	1,450,326
Withheld	34,433	28,892
New Jersey Fund
For	2,504,302	2,513,853
Withheld	26,383	16,832
New York Fund II
For	2,332,139	2,356,210
Withheld	122,829	98,758
Ohio Fund
For	2,284,417	2,353,000
Withheld	127,221	58,638
Pennsylvania Fund
For	2,768,419	2,784,894
Withheld	49,513	33,042

Eaton Vance
Municipal Bond Funds

September 30, 2011

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Bond Funds
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders
As of September 30, 2011, Fund records indicate that there are 66, 25, 18, 24, 22, 36, 48 and 98 registered shareholders for Municipal Fund II, California Fund II, Massachusetts Fund, Michigan Fund, New Jersey Fund, New York Fund II, Ohio Fund and Pennsylvania Fund, respectively, and approximately 4,255, 1,335, 792, 826, 1,146, 1,091, 1,259 and 1,518 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Municipal Fund II, California Fund II, Massachusetts Fund, Michigan Fund, New Jersey Fund, New York Fund II, Ohio Fund and Pennsylvania Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbols
Municipal Bond Fund II	EIV
California Municipal Bond Fund II	EIA
Massachusetts Municipal Bond Fund	MAB
Michigan Municipal Bond Fund	MIW

New Jersey Municipal Bond Fund	EMJ
New York Municipal Bond Fund II	NYH
Ohio Municipal Bond Fund	EIO
Pennsylvania Municipal Bond Fund	EIP

Eaton Vance
Municipal Bond Funds

September 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one

Eaton Vance
Municipal Bond Funds

September 30, 2011

Board of Trustees’ Contract Approval — continued

or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance Municipal Bond Fund II
•	Eaton Vance California Municipal Bond Fund II
•	Eaton Vance Massachusetts Municipal Bond Fund
•	Eaton Vance Michigan Municipal Bond Fund
•	Eaton Vance New Jersey Municipal Bond Fund
•	Eaton Vance New York Municipal Bond Fund II
•	Eaton Vance Ohio Municipal Bond Fund
•	Eaton Vance Pennsylvania Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement for each Fund.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Board of Trustees’ Contract Approval — continued

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices and, where relevant, a peer group of similarly managed funds. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2010 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s efforts to generate reasonably stable levels of tax exempt current income over time through investments in higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk and credit risk, consistent with each Fund’s objective of providing current income. The Board concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on the Funds’ expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services. The Board noted that the Adviser had waived fees and/or paid expenses for each of the Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for a Fund and other investment advisory clients. The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board also considered the fact that the Funds are not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in each Fund’s advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Management and Organization

Fund Management. The Trustees and officers of Eaton Vance Municipal Bond Fund II (EIV), Eaton Vance California Municipal Bond Fund II (EIA), Eaton Vance Massachusetts Municipal Bond Fund (MAB), Eaton Vance Michigan Municipal Bond Fund (MIW), Eaton Vance New Jersey Municipal Bond Fund (EMJ), Eaton Vance New York Municipal Bond Fund II (NYH), Eaton Vance Ohio Municipal Bond Fund (EIO), and Eaton Vance Pennsylvania Municipal Bond Fund (EIP) (the Funds) are responsible for the overall management and supervision of the Funds’ affairs. The Trustees and officers of the Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Funds	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee
Thomas E. Faust Jr. 1958	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees
Scott E. Eston 1956	Class II Trustee	Until 2013. 2 years. Trustee since 2011.	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.
Benjamin C. Esty(A) 1963	Class II Trustee	Until 2013. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.
Allen R. Freedman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).
William H. Park 1947	Class I Trustee	Until 2012. 3 years. Trustee since 2003.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.
Ronald A. Pearlman 1940	Class III Trustee	Until 2014. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Funds	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)
Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).
Lynn A. Stout 1957	Class I Trustee	Until 2012. 3 years. Trustee since 2002.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Directorships in the Last Five Years.(1) None.
Harriett Tee Taggart 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).
Ralph F. Verni(A) 1943	Chairman of the Board and Class I Trustee	Until 2012. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Funds	Service	During Past Five Years

Cynthia J. Clemson 1963	President of EIA, MIW, NYH, EIO and EIP	since 2005	Vice President of EVM and BMR.
Thomas M. Metzold 1958	President of MAB, EIV and EMJ	since 2010	Vice President of EVM and BMR.
Payson F. Swaffield 1956	Vice President	since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.
Barbara E. Campbell 1957	Treasurer	since 2005	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Eston and Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(A)	APS Trustee.

Eaton Vance
Municipal Bond Funds

September 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. A Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month-end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

1557-11/11	CE-8IMBIISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2010 and September 30, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/10	9/30/11

Audit Fees	$31,420	$41,998
Audit-Related Fees(1)	$3,915	$3,915
Tax Fees(2)	$13,013	$13,200
All Other Fees(3)	$500	$300

Total	$48,848	$59,413

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2010 and September 30, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/10	9/30/11

Registrant	$17,428	$17,415
Eaton Vance(1)	$278,901	$226,431

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Portfolio Management
Cynthia J. Clemson, portfolio manager of Eaton Vance California Municipal Bond Fund II, William H. Ahern, Jr., portfolio manager of Eaton Vance Michigan Municipal Bond Fund, Eaton Vance Municipal Bond Fund II and Eaton Vance Ohio Municipal Bond Fund, Craig R. Brandon, portfolio manager of Eaton Vance Massachusetts Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund II and Adam A. Weigold, portfolio manager of Eaton Vance New Jersey Municipal Bond Fund and Eaton Vance Pennsylvania Municipal Bond Fund are responsible for the overall and day-to-day management of each Fund’s investments.
Ms. Clemson has been an Eaton Vance portfolio manager since 1991 and is a Vice President of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”). Mr. Ahern has been an Eaton Vance portfolio manager since 1993 and is a Vice President of EVM and BMR. Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR. Mr. Weigold has been a credit analyst with Eaton Vance since 1991 and a portfolio manager since 2007, and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in milliona of dollars) in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts	Performance Fee	Performance Fee
Cynthia J. Clemson
Registered Investment Companies	10	$2,437.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William H. Ahern, Jr.
Registered Investment Companies	13	$3,114.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$21.9	0	$0

Craig R. Brandon
Registered Investment Companies	13	$1,539.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam A. Weigold
Registered Investment Companies	13	$1,156.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$21.9	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Owned in the
Fund
California Municipal Bond Fund II
Cynthia J. Clemson	None

Michigan Municipal Bond Fund
Municipal Bond Fund II
Ohio Municipal Bond Fund
William H. Ahern, Jr.	None

Massachusetts Municipal Bond Fund
New York Municipal Bond Fund II
Craig R. Brandon	None

New Jersey Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Adam A. Weigold	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipal Bond Fund II

By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President
Date: November 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: November 16, 2011

By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President
Date: November 16, 2011